UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Advisory Research MLP & Energy Infrastructure Fund
(Class I: MLPPX)

ANNUAL REPORT
November 30, 2016

Advisory Research MLP & Energy Infrastructure Fund
A series of Investment Managers Series Trust

Shareholder letter	1
Fund Performance	8
Schedule of Investments	10
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Supplemental Information	28
Expense Example	33

This report and the financial statements contained herein are provided for the general information of the shareholders of the Advisory Research MLP & Energy Infrastructure Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.advisoryresearch.com

8235 Forsyth Boulevard, Suite 700 Saint Louis, Missouri 63105 Telephone: 314 446-6750 www.advisoryresearch.com

MLP & Energy Infrastructure Fund
(“MLPPX”)
 November 30, 2016

Dear Shareholder,

Thank you for your investment in the Advisory Research MLP & Energy Infrastructure Fund (the “Fund”). This report covers the one-year period ended November 30, 2016, as well as an overall update on the Fund’s investments.

Our firm, Advisory Research, Inc., serves as investment advisor for the Fund. We manage Master Limited Partnerships (“MLPs”) and energy infrastructure assets for investment companies, institutions and high net worth individuals.

The Fund’s primary investment objective is to seek current income and secondarily, long-term capital appreciation. The Fund will seek to meet its investment objective by opportunistically investing in energy infrastructure securities, with an emphasis on MLPs and entities affiliated with MLPs. We believe that a well constructed portfolio of energy infrastructure investments has the potential to provide investors with a mix of current income, growth potential, low correlation to other asset classes, and some tax advantages. The Fund will invest in both equity and fixed income securities with the asset allocation being a function of current opportunities.

We expect the Fund to exhibit high correlation to and aim to generate similar returns with the Alerian MLP Index (the “Index”), but with less volatility and more liquidity over a full market cycle. In general, we would expect the Fund to underperform when the Index is generating higher than average returns and to outperform when the Index performs at less than its long-term potential.

Relative to the Alerian MLP Index, the Fund has outperformed for all periods.

Fund Results as of November 30, 2016
1 Year Period	Performance	Volatility[1]	Correlation to Index
MLP & Energy Infrastructure Fund	11.45%	28.46%	0.96
Alerian MLP Index	9.28%	35.95%
3 Year Period	Performance[2]	Volatility[1]	Correlation to Index
MLP & Energy Infrastructure Fund	-1.74%	21.21%	0.94
Alerian MLP Index	-6.64%	28.11%
5 Year Period	Performance[2]	Volatility[1]	Correlation to Index
MLP & Energy Infrastructure Fund	4.43%	17.41%	0.93
Alerian MLP Index	2.51%	23.34%
Since Inception (9/9/2010)	Performance[2]	Volatility[1]	Correlation to Index
MLP & Energy Infrastructure Fund	6.60%	16.68%	0.93
Alerian MLP Index	5.20%	22.30%

[1]
Standard deviation measures the dispersion of a set of data from its mean. Standard deviation is annualized based on daily total returns and indicates the volatility of a fund’s total returns. In general, the higher the standard deviation, the greater the volatility of return.

[2]	Annualized
1

The performance data quoted here represents past performance. Past performance is no guarantee of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and most recent month- end performance may be obtained by calling 1-888-665-1414. Based on the current prospectus, the total annual gross and net operating expense ratios for the Fund’s Class I shares are 0.94% and 1.00% respectively3.  There is a 2% redemption fee if redeemed within 90 days of purchase.

One Year Performance ending November 30, 2016
During the period, the Fund’s total return was 11.45%, which outperformed the Index return of 9.28%. The MLP and energy infrastructure equity4  allocation returned 11.64% while the fixed income assets4 returned 20.19%. Notably, both the equity and fixed income portions of the portfolio outperformed the Alerian MLP Index.

The equity portion of the portfolio includes MLPs as well as other energy infrastructure equities. Interestingly, the energy infrastructure equities were the strongest returning portion of the portfolio in 2016 while the MLPs were the weakest. This represented a mirror image of the performance for these securities in the later half of the previous fiscal year.

Another big driver of returns during the recovery experienced in 2016 has been our fixed income exposure. The bonds in the portfolio performed well in absolute terms and relative to the benchmark. A theme built into the portfolio for much of 2016 was an expectation that common equities could not recover value if there was not first a recovery in the value of senior securities. Another driver of returns was improved performance from MLP general partners, reversing a trend that hurt the strategy in the second half of 2015.

The largest detractor to relative performance was the portion of the portfolio invested in MLPs4, which returned 5.08%, underperforming the Index.

Since Inception Performance
MLPs have completed a full market cycle since the Fund’s inception in 2010, and today’s long-term relative performance is ahead of what we expected at the Fund’s inception.

Since inception, the Fund has returned 6.60% annualized, ahead of the 5.20% annualized return for the Index. The equity4 portion of the Fund remains the main driver of performance, returning 8.20% annualized since inception. The fixed income4 portion of the strategy has returned 6.42% annualized since inception, ahead of the 3.65% annualized return for the Corporate High Yield/Energy portion of the Barclays U.S. Aggregate Bond Index.

The fixed income portion of the Fund continues to help reduce volatility for the portfolio. Since inception the Fund’s volatility has averaged about 75% of the Alerian’s volatility. To illustrate risk-adjusted returns, we use the ratio of total annualized return divided by annualized standard deviation. Since inception the Fund outperformed the Index with less volatility.

Risk-Adjusted Return Ratio	Since Inception (9/9/2010)
MLP & Energy Infrastructure Fund	0.40
Alerian MLP Index	0.23
2

The Fund continues to exhibit strong correlation to the Index, with a correlation ratio of 0.93 since inception. We expect that the Fund’s focus on buying MLPs and other securities closely related to MLPs will help keep the correlation with the Index high over time.

Asset Allocation
The equity allocation of 80.1% at November 30, 2016 was increased  nearly 20 percentage points throughout the second half of the year. The equity allocation at fiscal year end was the highest level in the Fund’s history and was consistent with our expectation that MLP-related equities will outperform fixed income securities in 2017.

	MLP and Energy Infrastructure Equity[4]	Fixed Income and Cash[4]
Period Ending 11/30/2016	80.1%	19.9%
Average Since Inception (9/9/2010)	70.0%	30.0%

An advantage of the strategy we employ is the ability to invest across the capital structure of the energy infrastructure entities in which we invest. Early in the year, in uncertain markets, we chose to purchase more senior securities. This meant owning a significant allocation of fixed income securities and also purchasing preferred equity securities. Preferred securities served two purposes for the portfolio: 1) a defensive role when the equity environment was very negative, and 2) increasing our risk exposure as fixed income recovered quickly after the February 2016 bottom in equity and commodity markets. Preferred issuances have been a source of alternate financing for energy companies in previous cycles, and are of increasing prominence in today’s market.  As financial and commodity markets improved throughout the year we opportunistically repositioned strongly performing fixed income securities into equities.

Looking forward to 2017 we believe that equity will outperform. Our view is based on a belief that equities are undervalued, corporate bonds are slightly overvalued, and a historical observation that equities begin to outperform debt as a market recovery unfolds. Inside of our fixed income portfolio we have moved towards shorter maturity, non-investment grade holdings, consistent with our desire to correlate more with equity markets and less with fixed income markets.

Outlook
2016 was a year that started with extreme pessimism towards MLPs and energy infrastructure investments and ended with many reasons for optimism. We believe the high volatility associated with investing in MLPs over the past decade is over and MLPs are set up for a continued run of solid performance accompanied by lower volatility. We expect that MLP investors who stay the course will be rewarded over the next few years. Our long-term return expectation for the Alerian MLP Index is high single digit to low double digits returns on an annualized basis. Volatility is likely to move to a level that is lower than the equity market as a whole, which would be consistent with the longer term history of the asset class.

In November, we received two pieces of blockbuster news for the markets in general, and energy specifically. First, a Republican sweep of the elections has the market expecting a more favorable investment environment based upon the following potential outcomes: a lower corporate and individual tax regime, a coming period of lower business regulations, and an energy policy that does not disproportionately favor one source over another. The shift in the political and regulatory environment is meaningful to energy infrastructure investors. Although there is a lack of specific policy or regulatory changes, currently, the impact may be positive as the President-elect and his energy-friendly cabinet begin to more clearly define their priorities.
3

The election results are clear from a wins and losses standpoint, but the regulatory and policy outcomes are less certain. We are cautiously optimistic that the new administration and Congress will create an environment that is more favorable towards energy infrastructure. However, we are cognizant of the fact that a vocal portion of the population is adamantly against energy infrastructure development. Our best guess at this point is that the regulatory environment at least doesn’t get worse and may improve, and that the political environment likely stays the same.

There is uncertainty about type, timing, and magnitude of tax reform. This will likely cause occasional volatility for energy and MLP securities. However, a proposal for lower taxes should be good news for equities in general. MLP investors will need to be cognizant of what type of MLP securities or products they own and the possible impacts tax law changes could have on them.

On the infrastructure build-out front, the President-elect seems to favor a private-public partnership approach; any incentives created along this line may benefit MLPs.  Importantly, we have highlighted in the past that the threat to MLPs on the tax front was broad tax reform, which appears to be in play in the coming years.  While we cannot know the outcome, it is worth watching the developments of these negotiations. As headline watchers will know, the Obama Administration has delayed the completion of two major pipeline projects in recent years.  We expect that despite continued protest, a Trump administration will approve completion of both the Keystone XL and Dakota Access pipeline projects. Any variance from this outcome would be outside investor expectations.

A second piece of blockbuster news that occurred at the end of November was the Organization of Petroleum Exporting Countries (OPEC) announcing a future cut in oil production from current levels and an agreement from non-OPEC countries to cut production as well. This is a stark shift from the cartel’s previous stance of trying to regain market share. The removal of future supply directly addresses the market’s concerns about an over-supplied oil market and may provide support to oil prices at or above current levels. We caution that despite this announcement and modest global demand growth, it will still require an interim period of months or years to work through excess global inventory. Specifically to the U.S., higher prices will increase drilling and completion activity, tempering hopes of meaningfully higher prices in the near to medium-term. That said, as we have stated previously, MLPs need stable or rising commodity prices to have a sustained recovery; it appears as though we are on that prescribed path. In that regard, we are optimistic that MLP security prices can recover at a faster pace near-term than the overall commodity price environment.

MLPs in Rising Interest Rate Environments
In 2017 we expect the fundamental outlook for MLPs to continue to incrementally improve while investor concerns starts to shift away from commodity prices and towards the future path of interest rates. When describing the characteristics of an MLP, we often define them as high-yielding equity securities that are in the energy business. Due to this unique set of attributes, over shorter periods, MLP prices tend to correlate to commodity prices, equity markets, and interest rate levels at different times in a market cycle. Over the past few years, MLPs have exhibited a higher correlation to oil prices than experienced over longer term periods. We expect this correlation to decline as we move forward. As evidenced by recent price swings in more interest rate sensitive assets such as utilities, REITS, and corporate bonds, the market focus towards higher interest rates has already begun. On average, we believe that the MLP group will seek to provide investors with a highly certain distribution that will grow at a low to mid-single digit rate. As the certainty of MLP distributions increases and the growth of the distributions decreases, MLPs take on more of the characteristics of high–yield bonds, but with modest growth attributes, and will become less tied to the commodity or equity markets. We expect that this transition will continue to become more apparent in 2017. We note that MLPs have typically outperformed other yield-oriented securities during periods of rising rates. We attribute this to the growth component of their total return, and the fact that rising rates often result from economic growth, which is a key driver of MLP fundamentals. While rising rates could result in poor returns for other yielding asset classes, we believe MLPs can post gains given their attractive valuation and the current low rate environment.
4

As a shareholder, you will receive a 1099 tax form for 2016. Therefore, if you are a tax-exempt investor holding Fund shares you generally will not have unrelated business taxable income (“UBTI”) attributable to your ownership or sale of the Fund shares unless your ownership of the shares is debt-financed. Similarly, it is generally expected that you will not become subject to additional state and local income tax return filing requirements by reason of your holdings of Fund shares.  Please consult your tax advisor for information specific to your situation.

We appreciate your investment in the Fund.

Sincerely, Advisory Research, Inc.

Alerian MLP Index is a composite of the 43 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology. The since inception performance shown for the index is that of the Fund’s inception.

Alerian MLP Equal Weight Index is the equal-weighted version of the Alerian MLP Index, which includes the same 43 companies but allocates a 2% weight to each constituent at each rebalancing.

Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade, fixed rate, taxable bond market of SEC registered securities.  The index includes bonds from the Treasury, Government-Related, Corporate, Mortgage Backed Securities (agency fixed-rate and hybrid Adjustable Rate Mortgage pass-throughs), Asset Backed Securities, and Collateralized Mortgage Backed Securities sectors.

S&P 500 Index is a value weighted index of the prices of 500 large cap common stocks actively traded in the United States.

S&P 500 Energy Index is comprised those companies in the S&P 500 that are classified as members of the GICS energy sector.

West Texas Intermediate (WTI) is a grade of crude oil used as a benchmark in oil pricing. It is the underlying commodity of the New York Mercantile Exchange’s oil futures contracts.
5

Indexes are un-managed and do not account for investment expenses. You cannot invest directly in an index.

Master limited partnership (MLP) is a limited partnership that is publicly traded on a securities exchange. It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities.

Investing in MLPs differs from investments in common stock including risks related to cash flow, dilution and voting rights. Investments are concentrated in the energy infrastructure sector; with an exclusive emphasis on securities issued by MLPs. Concentration of the Fund's investment in the energy infrastructure sector, with an exclusive emphasis on securities issued by MLPs, may increase price fluctuation. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, changes in the economy or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership which could reduce the value and income produced from the Fund.

The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. Investments in securities of a limited number of issuers or primarily of the energy infrastructure sector exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

The Fund may invest in derivatives, (futures and options), high yield debt (also known as junk bonds) and ETFs. These investments involve significant risks and losses may occur. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

The Fund may invest in the debt securities of MLPs and generally, fixed income securities decrease in value when interest rates rise. High yield securities are below investment grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Certain transactions including the use of derivatives may give rise to a form of leverage which may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise.

The Fund intends to elect to be treated and to qualify each year, as a “regulated investment company” (RIC) under the U.S. Internal Revenue Code of 1986 (the “Code”). The Fund must meet certain source- of-income, asset diversification and annual distribution requirements to maintain RIC status. If for any taxable year the Fund fails to qualify as a RIC, all taxable income will be subject to federal income tax and possibly state and local income tax at regular corporate rates (without any deduction for distributions to shareholders) and any income available for distribution will be reduced.

[3]
The Advisor has contractually agreed to waive its fees and/or pay for expenses until March 31, 2017 and may be terminated by the Trust’s Board of Trustees. The Advisor is permitted to seek reimbursement from the Fund, for three years from the date of any such waiver or payment to the extent a class’s total annual fund operating expenses do not exceed the limits described above. The recoupment is reflected in the net expense ratio.  Performance would have been lower without fee waivers in effect.

6

[4]
Sector and allocation performance shows the extent to which underlying holdings affect a fund’s performance relative to its index. The methodology of calculation is different from total return and will not match the fund’s performance.  Performance shown is historical and is no guarantee of future results.

The views in this shareholder letter were those of the Investment Advisor as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.
7

Advisory Research MLP & Energy Infrastructure Fund
FUND PERFORMANCE at November 30, 2016 (Unaudited)

This graph compares a hypothetical $5,000,000 investment in the Fund, made at its inception with a similar investment in the Alerian MLP Index, the S&P 500® Index, and the Barclays U.S. Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains.

The Alerian MLP Index is a float-adjusted, capitalization-weighted index of Master Limited Partnerships (MLPs) whose constituents represent approximately 85% of total float-adjusted market capitalization. The S&P 500® Index is a value weighted index of the prices of 500 large cap common stocks actively traded in the United States.  The Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade, fixed rate, taxable bond market of SEC registered securities.

These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of November 30, 2016	1 Year	3 Years	5 Years	Since Inception	Inception Date
Advisory Research MLP & Energy Infrastructure Fund	11.45%	-1.74%	4.43%	6.60%	09/09/10
Alerian MLP Index	9.28%	-6.64%	2.51%	5.20%	09/09/10
S&P 500® Index	8.06%	9.07%	14.45%	14.11%	09/09/10
Barclays U.S. Aggregate Bond Index	2.17%	2.79%	2.43%	2.95%	09/09/10

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense Ratios for the Fund were 0.94% and 1.00%, respectively, which were the amounts stated in the current prospectus dated April 1, 2016. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.00% of the average daily net assets of the Fund. This agreement is in effect until March 31, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.
8

Advisory Research MLP & Energy Infrastructure Fund
FUND PERFORMANCE at November 30, 2016 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.
9

Advisory Research MLP & Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2016

Principal Amount		Value

	CORPORATE BONDS – 17.4%
	ENERGY – 15.1%
	Blue Racer Midstream LLC / Blue Racer Finance Corp.
$2,700,000	6.125%, 11/15/2022[1,2]	$2,632,500
	DCP Midstream LLC
200,000	9.750%, 3/15/2019[2]	223,000
1,100,000	8.125%, 8/16/2030	1,221,000
8,950,000	6.750%, 9/15/2037[2]	8,972,375
	Midcontinent Express Pipeline LLC
8,325,000	6.700%, 9/15/2019[2]	8,637,187
	ONEOK, Inc.
7,200,000	7.500%, 9/1/2023[1]	8,149,536
	PBF Holding Co. LLC / PBF Finance Corp.
5,725,000	8.250%, 2/15/2020[1]	5,882,438
	QEP Resources, Inc.
5,350,000	6.875%, 3/1/2021	5,510,500
	Rockies Express Pipeline LLC
6,150,000	5.625%, 4/15/2020[2]	6,380,625
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.
4,925,000	6.750%, 3/15/2024[1]	5,220,500
	Western Refining, Inc.
5,925,000	6.250%, 4/1/2021[1]	6,166,147
	Williams Cos., Inc.
5,575,000	8.750%, 3/15/2032	6,522,750
		65,518,558
	INDUSTRIAL – 2.3%
	Teekay Corp.
10,835,000	8.500%, 1/15/2020[3]	9,941,113
	TOTAL CORPORATE BONDS (Cost $72,634,067)	75,459,671

Number of Shares

	COMMON STOCKS – 52.0%
	ENERGY – 48.0%
1,347,565	Enbridge Energy Management LLC	33,662,164
1,371,127	EnLink Midstream LLC	25,091,624
98,835	EQT Corp.	6,926,357
788,690	Kinder Morgan, Inc.	17,508,918
135,738	NextEra Energy Partners LP	3,476,250
445,346	ONEOK, Inc.	24,462,856
452,941	Pattern Energy Group, Inc. - Class A	8,891,232
401,378	Spectra Energy Corp.	16,436,429
865,961	Tallgrass Energy GP LP - Class A	20,956,256
507,901	Targa Resources Corp.	27,066,044

10

Advisory Research MLP & Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	ENERGY (Continued)
753,141	Williams Cos., Inc.	$23,121,429
		207,599,559
	INDUSTRIAL – 2.0%
1,584,047	Teekay Offshore Partners LP3	8,664,737
	UTILITIES – 2.0%
560,477	NRG Yield, Inc. - Class C	8,603,322
	TOTAL COMMON STOCKS (Cost $240,305,908)	224,867,618
	MASTER LIMITED PARTNERSHIPS – 23.4%
	ENERGY – 22.9%
237,284	Buckeye Partners LP	15,266,852
694,998	DCP Midstream Partners LP	24,067,781
615,344	Enable Midstream Partners LP	9,611,673
623,962	Energy Transfer Partners LP	21,913,545
613,189	MPLX LP	20,143,259
152,678	TC PipeLines LP	8,114,836
		99,117,946
	INDUSTRIAL – 0.5%
165,549	USD Partners LP	2,350,796
	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $98,016,005)	101,468,742
	PREFERRED STOCKS – 4.7%
	ENERGY – 4.7%
	Anadarko Petroleum Corp.
438,500	7.500%, 6/7/2018[4]	18,153,900
	Kinder Morgan, Inc.
41,975	9.750%, 10/26/2018[4]	2,067,269
		20,221,169
	TOTAL PREFERRED STOCKS (Cost $15,438,575)	20,221,169
	SHORT-TERM INVESTMENTS – 2.0%
8,582,898	Fidelity Institutional Money Market - Treasury Only Portfolio, 0.23%[5]	8,582,898
	TOTAL SHORT-TERM INVESTMENTS (Cost $8,582,898)	8,582,898
	TOTAL INVESTMENTS – 99.5% (Cost $434,977,453)	430,600,098
	Other Assets in Excess of Liabilities – 0.5%	2,031,069
	TOTAL NET ASSETS – 100.0%	$432,631,167

11

Advisory Research MLP & Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2016

LLC – Limited Liability Company
LP – Limited Partnership

[1]	Callable.
[2]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $26,845,687.

[3]	Foreign security denominated in U.S. Dollars.
[4]	Convertible security.
[5]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

12

Advisory Research MLP & Energy Infrastructure Fund
SUMMARY OF INVESTMENTS
As of November 30, 2016

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Energy	15.1%
Industrial	2.3%
Total Corporate Bonds	17.4%
Common Stocks
Energy	48.0%
Industrial	2.0%
Utilities	2.0%
Total Common Stocks	52.0%
Master Limited Partnerships
Energy	22.9%
Industrial	0.5%
Total Master Limited Partnerships	23.4%
Preferred Stocks
Energy	4.7%
Total Preferred Stocks	4.7%
Short-Term Investments	2.0%
Total Investments	99.5%
Other Assets in Excess of Liabilities	0.5%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

13

Advisory Research MLP & Energy Infrastructure Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2016

Assets:
Investments, at value (cost $434,977,453)	$430,600,098
Cash	193,609
Receivables:
Investment securities sold	4,017,909
Fund shares sold	11,273
Dividends and interest	1,944,323
Prepaid expenses	9,902
Total assets	436,777,114

Liabilities:
Payables:
Investment securities purchased	3,746,068
Advisory fees	258,785
Fund administration fees	34,276
Fund accounting fees	23,441
Auditing fees	18,521
Transfer agent fees and expenses	10,354
Fund shares redeemed	9,428
Custody fees	8,989
Chief Compliance Officer fees	3,304
Trustees' fees and expenses	509
Accrued other expenses	32,272
Total liabilities	4,145,947

Net Assets	$432,631,167

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$513,395,663
Accumulated net investment loss	(3,770,751)
Accumulated net realized loss on investments and written options contracts	(72,616,390)
Net unrealized deprecriation on investments	(4,377,355)
Net Assets	$432,631,167

Class I:
Shares of beneficial interest issued and outstanding	45,469,295
Net asset value per share	$9.51

See accompanying Notes to Financial Statements.

14

Advisory Research MLP & Energy Infrastructure Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2016

Investment Income:
Dividends	$7,084,567
Interest	9,565,497
Total investment income	16,650,064

Expenses:
Advisory fees	3,194,570
Fund administration fees	269,531
Fund accounting fees	109,050
Custody fees	59,970
Transfer agent fees and expenses	50,469
Registration fees	40,304
Legal fees	28,620
Miscellaneous	24,110
Auditing fees	18,536
Trustees' fees and expenses	7,588
Chief Compliance Officer fees	3,857
Shareholder reporting fees	3,730
Insurance fees	1,453

Total expenses	3,811,788
Advisory fees recovered	197,630
Net expenses	4,009,418
Net investment income	12,640,646

Realized and Unrealized Gain (Loss) on Investments and Written Options Contracts:
Net realized loss on:
Investments	(62,908,806)
Written options contracts	(5,341,299)
Net realized loss	(68,250,105)
Net change in unrealized appreciation/depreciation	116,906,288
Net realized and unrealized gain on investments and written options contracts	48,656,183

Net increase in Net Assets from Operations	$61,296,829

See accompanying Notes to Financial Statements.
15

Advisory Research MLP & Energy Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$12,640,646	$5,986,941
Net realized loss on investments and written options contracts	(68,250,105)	(5,821,991)
Net change in unrealized appreciation/depreciation on investments	116,906,288	(124,790,469)
Net increase (decrease) in net assets resulting from operations	61,296,829	(124,625,519)

Distributions to Shareholders:
From net investment income	(12,612,739)	(5,374,790)
Return of capital	(23,922,471)	(14,828,287)
Total distributions to shareholders	(36,535,210)	(20,203,077)

Capital Transactions:
Class I:
Proceeds from shares sold	100,209,090	420,655,410
Reinvestment of distributions	35,625,646	18,852,110
Cost of shares redeemed[1]	(157,210,859)	(32,850,383)
Net increase (decrease) in net assets from capital transactions	(21,376,123)	406,657,137

Total increase in net assets	3,385,496	261,828,541

Net Assets:
Beginning of period	429,245,671	167,417,130
End of period	$432,631,167	$429,245,671

Accumulated net investment loss	$(3,770,751)	$(1,671,358)

Capital Share Transactions:
Shares sold	12,601,792	35,353,862
Shares reinvested	4,321,692	1,734,220
Shares redeemed	(17,562,800)	(2,965,582)
Net increase (decrease) in capital share transactions	(639,316)	34,122,500

[1]	Net of redemption fee proceeds of $6,142 and $435, respectively.

See accompanying Notes to Financial Statements.
16

Advisory Research MLP & Energy Infrastructure Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
Net asset value, beginning of period	$9.31	$13.97	$12.45	$11.91	$11.25
Income from Investment Operations:
Net investment income[1]	0.25	0.26	0.23	0.19	0.22
Net realized and unrealized gain (loss) on investments	0.68	(4.20)	2.23	1.71	1.06
Total from investment operations	0.93	(3.94)	2.46	1.90	1.28

Less distributions:
From net investment income	(0.25)	(0.20)	(0.40)	(0.10)	(0.22)
From net realized gain	-	-	(0.37)	(1.26)	(0.40)
From return of capital	(0.48)	(0.52)	(0.17)	-	-
Total distributions	(0.73)	(0.72)	(0.94)	(1.36)	(0.62)

Redemption fee proceeds[1]	- [2]	- [2]	-	-	-

Net asset value, end of period	$9.51	$9.31	$13.97	$12.45	$11.91

Total return[3]	11.45%	(29.18%)	20.18%	17.32%	11.60%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$432,631	$429,246	$167,417	$31,819	$26,845
Ratio of expenses to average net assets: [4]
Before fees waived/recovered	0.90%	0.94%	1.18%	1.40%	1.47%
After fees waived/recovered	0.94%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets:
Before fees waived/recovered	3.01%	2.23%	1.49%	1.12%	1.36%
After fees waived/recovered	2.97%	2.17%	1.67%	1.52%	1.83%
Portfolio turnover rate	71%	29%	34%	56%	103%

[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	The Advisor has contractually agreed to limit the operating expenses to 1.00%.

See accompanying Notes to Financial Statements.
17

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2016

Note 1 – Organization
The Advisory Research MLP & Energy Infrastructure Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is current income and long-term capital appreciation. The Fund commenced investment operations on September 9, 2010.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Master Limited Partnerships
An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock.  Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.  The value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.
18

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

(c) Sector Concentration Risk
The focus of the Fund’s portfolio on a specific industry may present more risks than if the portfolio were broadly diversified over numerous industries. A downturn in energy related industries would have a larger impact on a Fund than on an investment company that does not concentrate in such industries. At times, the performance of the Fund’s investments may lag the performance of other industries or the broader market as a whole. Such underperformance may continue for extended periods of time.

(d) Return of Capital Estimates
Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 30, 2016, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

(e) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(f) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense.  Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(g) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or to hedge against declines in the prices of portfolio securities. In addition, the Fund may write put options to hedge against increases in the prices of securities which it intends to purchase. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.
19

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

Transactions in option contracts written for the year ended November 30, 2016 were as follows:

	Number of Contracts	Premium Amount
Outstanding at November 30, 2015	-	$-
Options written	30,924	2,598,730
Options terminated in closing purchasing transactions	(30,099)	(2,529,431)
Options expired	(825)	(69,299)
Options exercised	-	-
Outstanding at November 30, 2016	-	$-

(h) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the open years ended November 30, 2013-2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i) Distributions to Shareholders
The Fund will make distributions quarterly and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
20

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

The estimated characterization of the distributions paid will be either a dividend, capital gain or return of capital. This estimate is based on the Fund’s operating results during the period. It is anticipated that a portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year.

The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Fund’s advisor (e.g., merger, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, changes in tax laws, etc.). The return of capital portion may also be impacted by the Fund’s strategy, which may recognize gains on its holdings.  Because of these factors, the portion of the Fund’s distributions that are classified as return of capital may vary materially from year to year.  Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisory Research, Inc. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.75% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and/ pay for operating expenses to ensure that total annual operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A) expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.00% of the Fund's average daily net assets of the Fund.  This agreement is in effect until March 31, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended November 30, 2016, the Advisor recovered $197,630 of previously waived advisory fees. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. At November 30, 2016, the Advisor recovered all previously waived fees of $352,124.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.
21

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended November 30, 2016, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended November 30, 2016, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At November 30, 2016, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$423,319,982

Gross unrealized appreciation	$54,632,314
Gross unrealized depreciation	(47,352,198)

Net unrealized appreciation on investments	$7,280,116

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1’s, which are treated as an increase/(decrease) in cost basis of the MLP shares held, options, and timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$1,367,459	$(2,127,285)	$759,826
22

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

As of November 30, 2016, the components of accumulated earnings (deficit) for the Fund on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-

Accumulated capital, other losses and other differences[1]	(88,044,612)
Net unrealized appreciation on investments	7,280,116
Total accumulated deficit	$(80,764,496)

[1]
Other differences consists of ($1,001) of organizational costs, ($14,665,055) of deferred partnership distributions, ($3,769,750) of passive activity losses and ($69,608,806) of capital loss carryforwards.

At November 30, 2016, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.  Pursuant to the Code, such capital loss carryforwards will expire as follows:

Not Subject to Expiration
Short-Term	Long-Term	Total
$45,712,319	$23,896,487	$69,608,806

The tax character of distributions paid during the fiscal years ended November 30, 2016 and November 30, 2015 for the Fund was as follows:

Distribution paid from:	2016	2015
Ordinary income	$12,612,753	$5,374,790
Long-term capital gains	-	-
Tax return of capital	23,922,457	14,828,287

Total distributions paid	$36,535,210	$20,203,077

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase.  For the year ended November 30, 2016 and for the year ended November 30, 2015, the Fund received $6,142 and $435, respectively, in redemption fees.

Note 6 – Investment Transactions
For the year ended November 30, 2016, purchases and sales of investments, excluding short-term investments, were $301,171,739 and $335,483,755, respectively.
23

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.
24

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of November 30, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Investments
Corporate Bonds
Energy	$-	$65,518,558	$-	$65,518,558
Industrial	-	9,941,113	-	9,941,113
Common Stocks
Energy	207,599,559	-	-	207,599,559
Industrial	8,664,737	-	-	8,664,737
Utilities	8,603,322	-	-	8,603,322
Master Limited Partnerships
Energy	99,117,946	-	-	99,117,946
Industrial	2,350,796	-	-	2,350,796
Preferred Stocks
Energy	20,221,169	-	-	20,221,169
Short-Term Investments	8,582,898	-	-	8,582,898
Total Investments	$355,140,427	$75,459,671	$-	$430,600,098

*	The Fund did not hold any Level 3 securities at period end.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period.  There were no transfers between Levels at period end.

Note 9 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in written options during the year ended November 30, 2016.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of November 30, 2016 by risk category are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Written Options Contracts
Equity contracts	$(5,341,299)
Total	$(5,341,299)
25

Advisory Research MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

The quarterly average volumes of derivative instruments as of November 30, 2016 are as follows:

Derivatives not designated as hedging instruments
Equity contracts	Written options contracts	Number of contracts	(7,909)

Note 10 – Recently Issued Accounting Pronouncements
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a distribution to be paid, on December 29, 2016, to shareholders of record on December 28, 2016 as follows:

Long-Term Capital Gain	Short-Term Capital Gain	Income
$0.00000	$0.00000	$0.00645

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.
26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust
and Shareholders of Advisory Research MLP & Energy Infrastructure Fund

We have audited the accompanying statement of assets and liabilities of Advisory Research MLP & Energy Infrastructure Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advisory Research MLP & Energy Infrastructure  Fund as of November 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 30, 2017
27

Advisory Research MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Dividends Received Deduction
For the year ended November 30, 2016, 60.56% of the dividends paid from net investment income, including short-term capital gains (if any), are eligible for corporate dividends received deduction for the Infrastructure Fund.

Qualified Dividend Income
For the year ended November 30, 2016, 60.68% of the dividends paid from net investment income, including short-term capital gains (if any), are designated as qualified dividend income for the Infrastructure Fund.

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 665-1414.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	78	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	78	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	78	None.
28

Advisory Research MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	78	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	78	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014).  Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.  Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).
			N/A	N/A
29

Advisory Research MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

30

Advisory Research MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement
At an in-person meeting held on September 20-22, 2016, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Advisory Research, Inc. (the “Investment Advisor”) with respect to the Advisory Research MLP & Energy Infrastructure Fund (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below.  The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing the performance of the Fund with returns of the Alerian MLP Index (the “Index”) and a group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from its Energy Limited Partnership fund universe (the “Fund Universe”) for various periods ended June 30, 2016; and reports comparing the investment advisory fees and total expenses of the Fund with those of its Peer Group and Fund Universe.  The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement.  In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.  No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund.  The materials they reviewed indicated the Fund’s annualized total return for the three-year period was above the median returns of the Fund Universe and Peer Group, and above the return of the Index.  The Fund’s annualized total return for the five-year period was below the Peer Group median return, Fund Universe median return, and Index return by 0.48%, 0.42%, and 0.33%, respectively.  The Fund’s total return for the one-year period was below the return of the Index by 11.51%, and below the median returns of the Peer Group and Fund Universe by 3.53% and 3.44%, respectively.  The Trustees also observed that in 2011, 2012, 2014 and the year-to-date period ended June 30, 2016, the Fund’s total return exceeded the return of the Index.

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure.  The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

31

Advisory Research MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Fees and Expense Ratios
With respect to the advisory fees paid by the Fund, the meeting materials indicated that the Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group median and Fund Universe median.  The Trustees noted that the Fund’s advisory fee was lower than the advisory fee charged by the Investment Advisor to manage two other series of the Trust that also invest in MLPs, and the same as the advisory fee that the Investment Advisor charges its institutional clients for separately managed accounts with similar objectives and policies as the Fund.

The meeting materials indicated that the annual total expenses (net of fee waivers) paid by the Fund were lower than the Peer Group median and Fund Universe median.

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor by the Fund under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended June 30, 2016, noting that the Investment Advisor had recouped fees previously waived with respect to the Fund, and determined that the Investment Advisor’s profitability with respect to the Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund (other than its receipt of investment advisory fees), including research received from broker-dealers providing execution services to the Fund, beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.  The Trustees considered that although there were no advisory fee breakpoints, the Fund had not realized any economies of scale, and that such economies would be considered in the future as the Fund’s assets grow.

Conclusions
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement with respect to the Fund.
32

Advisory Research MLP & Energy Infrastructure Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2016 (Unaudited)

Expense Example
As a shareholder of the Advisory Research MLP & Energy Infrastructure Fund (the ”Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2016 through November 30, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	6/1/16	11/30/16	6/1/16 – 11/30/16
Actual Performance	$1,000.00	$1,120.10	$4.72
Hypothetical (5% annual return before expenses)	1,000.00	1,020.55	4.50

*
Expenses are equal to the Fund’s annualized expense ratio of 0.89% multiplied by the average account value over the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).  The expense ratios reflect a recovery of previously waived and/or absorbed fees and/or expenses. Assumes all dividends and distributions were reinvested.

33

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Advisory Research MLP & Energy Infrastructure Fund
A series of Investment Managers Series Trust

Advisor
Advisory Research, Inc.
Two Prudential Plaza
180 N. Stetson Avenue, Suite 5500
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Advisory Research MLP & Energy Infrastructure Fund – Class I	MLPPX	461 418 626

Privacy Principles of the Advisory Research MLP & Energy Infrastructure Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Advisory Research MLP & Energy Infrastructure Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 665-1414 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 665-1414, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (888) 665-1414. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Advisory Research MLP & Energy Infrastructure Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 665-1414

Advisory Research MLP & Energy Income Fund
(Class A: INFRX)
(Class C: INFFX)
(Class I: INFIX)

ANNUAL REPORT
November 30, 2016

Advisory Research MLP & Energy Income Fund
A series of Investment Managers Series Trust

Shareholder letter	1
Fund Performance	8
Schedule of Investments	10
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Supplemental Information	30
Expense Example	36

This report and the financial statements contained herein are provided for the general information of the shareholders of the Advisory Research MLP & Energy Income Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.advisoryresearch.com

8235 Forsyth Boulevard, Suite 700 Saint Louis, Missouri 63105 Telephone: 314 446-6750 www.advisoryresearch.com

Advisory Research MLP & Energy Income Fund
(“INFIX/INFRX/INFFX”)
November 30, 2016

Dear Shareholder,

Thank you for your investment in the Advisory Research MLP & Energy Income Fund (the “Fund”). This report covers the one-year period ended November 30, 2016, as well as an overall update on the Fund’s investments.

Our firm, Advisory Research, Inc., serves as investment advisor for the Fund. We manage Master Limited Partnerships (“MLPs”) and energy infrastructure assets for investment companies, institutions and high net worth individuals.

The Fund’s primary investment objective is to seek current income and secondarily, long-term capital appreciation. The Fund will seek to meet its investment objective by opportunistically investing in energy infrastructure securities, with an emphasis on MLPs and entities affiliated with MLPs. We believe that a well constructed portfolio of energy infrastructure investments has the potential to provide investors with a mix of current income, growth potential, low correlation to other asset classes and some tax advantages. The Fund will invest in both equity and fixed income securities with the asset allocation being a function of current opportunities.

We expect the Fund to exhibit high correlation to and aim to generate similar returns with the Alerian MLP Index (the “Index”), but with less volatility and more liquidity over a full market cycle. In general, we would expect the Fund to underperform when the Index is generating higher than average returns and to outperform when the Index performs at less than its long-term potential.

Relative to the Alerian MLP Index, the Fund has outperformed for all periods.

Fund Results as of November 30, 2016
1 Year Period	Performance	Volatility[1]	Correlation to Index
MLP & Energy Income Fund – Class I	14.93%	26.63%	0.96
Alerian MLP Index	9.28%	35.95%
3 Year Period	Performance[2]	Volatility[1]	Correlation to Index
MLP & Energy Income Fund – Class I	-0.70%	20.25%	0.94
Alerian MLP Index	-6.64%	28.11%
5 Year Period	Performance[2]	Volatility[1]	Correlation to Index
MLP & Energy Income Fund – Class I	4.72%	16.73%	0.93
Alerian MLP Index	2.51%	23.34%
Since Inception (12/27/2010)	Performance[2]	Volatility[1]	Correlation to Index
MLP & Energy Income Fund – Class I	6.01%	16.40%	0.93
Alerian MLP Index	3.71%	22.76%

[1]
Standard deviation measures the dispersion of a set of data from its mean. Standard deviation is annualized based on daily total returns and indicates the volatility of a fund’s total returns. In general, the higher the standard deviation, the greater the volatility of return.

[2]	Annualized

The performance data quoted here represents past performance. Past performance is no guarantee of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and most recent month-end performance may be obtained by calling 1-888-665-1414. Based on the current prospectus, the total annual gross and net operating expense ratios for the Fund’s Class I shares are 1.15% and 1.15% respectively3. There is a 2% redemption fee if redeemed within 90 days of purchase.

One Year Performance ended November 30, 2016
During the period, the Fund’s total return was 14.93%, which outperformed the Index return of 9.28%. The MLP and energy infrastructure equity4 allocation returned 14.93%, while the fixed income assets4 returned 19.95%. Notably, both the equity and fixed income portions of the portfolio outperformed the Alerian MLP Index.

The equity portion of the portfolio includes MLPs as well as other energy infrastructure equities. Interestingly, the energy infrastructure equities were the strongest returning portion of the portfolio in 2016 while the MLPs were the weakest. This represented a mirror image of the performance for these securities in the later half of the previous fiscal year.

Another big driver of returns during the recovery experienced in 2016 has been our fixed income exposure. The bonds in the portfolio performed well in absolute terms and relative to the benchmark. A theme built into the portfolio for much of 2016 was an expectation that common equities could not recover value if there was not first a recovery in the value of senior securities. Another driver of returns was improved performance from MLP general partners, reversing a trend that hurt the strategy in the second half of 2015.

The largest detractor to relative performance was the portion of the portfolio invested in MLPs4, which returned 4.67%, underperforming the Index.

Since Inception Performance
MLPs have completed a full market cycle since the Fund’s inception in 2010, and today’s long-term relative performance is ahead of what we expected at the Fund’s inception.

Since inception, the Fund has returned 6.01% annualized, ahead of the 3.71% annualized return for the Index. The equity4 portion of the Fund remains the main driver of performance, returning 7.54% annualized since inception. The fixed income4 portion of the strategy has returned 6.99% annualized since inception, ahead of the 3.16% annualized return for the Corporate High Yield/Energy portion of the Barclays U.S. Aggregate Bond Index.

The fixed income portion of the Fund continues to help reduce volatility for the portfolio. Since inception the Fund’s volatility has averaged about 72% of the Alerian’s volatility. To illustrate risk-adjusted returns, we use the ratio of total annualized return divided by annualized standard deviation. Since inception the Fund outperformed the Index with less volatility.

Risk-Adjusted Return Ratio	Since Inception (12/27/2010)
MLP & Energy Income Fund – Class I	0.37
Alerian MLP Index	0.16

The Fund continues to exhibit strong correlation to the Index, with a correlation ratio of 0.93 since inception. We expect that the Fund’s focus on buying MLPs and other securities closely related to MLPs will help keep the correlation with the Index high over time.

Asset Allocation
The equity allocation of 80.1% at November 30, 2016 was increased nearly 20 percentage points throughout the second half of the year. The equity allocation at fiscal year end was the highest level in the Fund’s history and was consistent with our expectation that MLP-related equities will outperform fixed income securities in 2017.

	MLP and Energy Infrastructure Equity[4]	Fixed Income and Cash[4]
Period Ending 11/30/2016	80.1%	19.9%
Average Since Inception (12/27/2010)	69.0%	31.0%

An advantage of the strategy we employ is the ability to invest across the capital structure of the energy infrastructure entities in which we invest. Early in the year, in uncertain markets, we chose to purchase more senior securities. This meant, owning a significant allocation of fixed income securities and also purchasing preferred equity securities. Preferred securities served two purposes for the portfolio: 1) a defensive role when the equity environment was very negative, and 2) increasing our risk exposure as fixed income recovered quickly after the February 2016 bottom in equity and commodity markets. Preferred issuances have been a source of alternate financing for energy companies in previous cycles, and are of increasing prominence in today’s market. As financial and commodity markets improved throughout the year we opportunistically repositioned strongly performing fixed income securities into equities.

Looking forward to 2017 we believe that equity will outperform. Our view is based on a belief that equities are undervalued, corporate bonds are slightly overvalued, and a historical observation that equities begin to outperform debt as a market recovery unfolds. Inside of our fixed income portfolio we have moved towards shorter maturity, non-investment grade holdings, consistent with our desire to correlate more with equity markets and less with fixed income markets.

Outlook
2016 was a year that started with extreme pessimism towards MLPs and energy infrastructure investments and ended with many reasons for optimism. We believe the high volatility associated with investing in MLPs over the past decade is over and MLPs are set up for a continued run of solid performance accompanied by lower volatility. We expect that MLP investors who stay the course will be rewarded over the next few years. Our long-term return expectation for the Alerian MLP Index is high single digit to low double digits returns on an annualized basis. Volatility is likely to move to a level that is lower than the equity market as a whole, which would be consistent with the longer term history of the asset class.

In November, we received two pieces of blockbuster news for the markets in general, and energy specifically. First, a Republican sweep of the elections has the market expecting a more favorable investment environment based upon the following potential outcomes: a lower corporate and individual tax regime, a coming period of lower business regulations, and an energy policy that does not disproportionately favor one source over another. The shift in the political and regulatory environment is meaningful enough to energy infrastructure investors that we have added it to our key issues table. Although we score it as a neutral, that is mostly due to a lack of specific policy or regulatory change that we can point to, currently. It is likely that this will morph into a positive as the President-elect and his energy-friendly cabinet begin to more clearly define their priorities.

The election results are clear from a wins and losses standpoint, but the regulatory and policy outcomes are less certain. We are cautiously optimistic that the new administration and Congress will create an environment that is more favorable towards energy infrastructure. However, we are cognizant of the fact that a vocal portion of the population is adamantly against energy infrastructure development. Our best guess at this point is that the regulatory environment at least doesn’t get worse and may improve, and that the political environment likely stays the same.

There is uncertainty about type, timing, and magnitude of tax reform. This will likely cause occasional volatility for energy and MLP securities. However, a proposal for lower taxes should be good news for equities in general. MLP investors will need to be cognizant of what type of MLP securities or products they own and the possible impacts tax law changes could have on them.

On the infrastructure build-out front, the President-elect seems to favor a private-public partnership approach; any incentives created along this line may benefit MLPs. Importantly, we have highlighted in the past that the threat to MLPs on the tax front was broad tax reform, which appears to be in play in the coming years. While we cannot know the outcome, it is worth watching the developments of these negotiations. As headline watchers will know, the Obama Administration has delayed the completion of two major pipeline projects in recent years. We expect that despite continued protest, a Trump administration will approve completion of both the Keystone XL and Dakota Access pipeline projects. Any variance from this outcome would be outside investor expectations.

A second piece of blockbuster news that occurred at the end of November was the Organization of Petroleum Exporting Countries (OPEC) announcing a future cut in oil production from current levels and an agreement from non-OPEC countries to cut production as well. This is a stark shift from the cartel’s previous stance of trying to regain market share. The removal of future supply directly addresses the market’s concerns about an over-supplied oil market and may provide support to oil prices at or above current levels. We caution that despite this announcement and modest global demand growth, it will still require an interim period of months or years to work through excess global inventory. Specifically to the U.S., higher prices will increase drilling and completion activity, tempering hopes of meaningfully higher prices in the near to medium-term. That said, as we have stated previously, MLPs need stable or rising commodity prices to have a sustained recovery; it appears as though we are on that prescribed path. In that regard, we are optimistic that MLP security prices can recover at a faster pace near-term than the overall commodity price environment.

MLPs in Rising Interest Rate Environments
In 2017 we expect the fundamental outlook for MLPs to continue to incrementally improve while investor concerns starts to shift away from commodity prices and towards the future path of interest rates. When describing the characteristics of an MLP, we often define them as high-yielding equity securities that are in the energy business. Due to this unique set of attributes, over shorter periods, MLP prices tend to correlate to commodity prices, equity markets, and interest rate levels at different times in a market cycle. Over the past few years, MLPs have exhibited a higher correlation to oil prices than experienced over longer term periods. We expect this correlation to decline as we move forward. As evidenced by recent price swings in more interest rate sensitive assets such as utilities, REITS, and corporate bonds, the market focus towards higher interest rates has already begun. On average, we believe that the MLP group will seek to provide investors with a highly certain distribution that will grow at a low to mid-single digit rate. As the certainty of MLP distributions increases and the growth of the distributions decreases, MLPs take on more of the characteristics of high–yield bonds, but with modest growth attributes, and will become less tied to the commodity or equity markets. We expect that this transition will continue to become more apparent in 2017. We note that MLPs have typically outperformed other yield-oriented securities during periods of rising rates. We attribute this to the growth component of their total return, and the fact that rising rates often result from economic growth, which is a key driver of MLP fundamentals. While rising rates could result in poor returns for other yielding asset classes, we believe MLPs can post gains given their attractive valuation and the current low rate environment.

As a shareholder, you will receive a 1099 tax form for 2016. Therefore, if you are a tax-exempt investor holding Fund shares you generally will not have unrelated business taxable income (“UBTI”) attributable to your ownership or sale of the Fund shares unless your ownership of the shares is debt-financed. Similarly, it is generally expected that you will not become subject to additional state and local income tax return filing requirements by reason of your holdings of Fund shares. Please consult your tax advisor for information specific to your situation.

We appreciate your investment in the Fund.

Sincerely,

Advisory Research, Inc.

Alerian MLP Index is a composite of the 43 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology. The since inception performance shown for the index is that of the Fund’s inception.

Alerian MLP Equal Weight Index is the equal-weighted version of the Alerian MLP Index, which includes the same 43 companies but allocates a 2% weight to each constituent at each rebalancing.

Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade, fixed rate, taxable bond market of SEC registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, Mortgage Backed Securities (agency fixed-rate and hybrid Adjustable Rate Mortgage pass-throughs), Asset Backed Securities, and Collateralized Mortgage Backed Securities sectors.

S&P 500 Index is a value weighted index of the prices of 500 large cap common stocks actively traded in the United States.

S&P 500 Energy Index is comprised those companies in the S&P 500 that are classified as members of the GICS energy sector.

West Texas Intermediate (WTI) is a grade of crude oil used as a benchmark in oil pricing. It is the underlying commodity of the New York Mercantile Exchange’s oil futures contracts.

Indexes are un-managed and do not account for investment expenses. You cannot invest directly in an index.

Master limited partnership (MLP) is a limited partnership that is publicly traded on a securities exchange. It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities.

Investing in MLPs differs from investments in common stock including risks related to cash flow, dilution and voting rights. Investments are concentrated in the energy infrastructure sector; with an exclusive emphasis on securities issued by MLPs. Concentration of the Fund's investment in the energy infrastructure sector, with an exclusive emphasis on securities issued by MLPs, may increase price fluctuation. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, changes in the economy or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership which could reduce the value and income produced from the Fund.

The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. Investments in securities of a limited number of issuers or primarily of the energy infrastructure sector exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

The Fund may invest in derivatives, (futures and options), high yield debt (also known as junk bonds) and ETFs. These investments involve significant risks and losses may occur. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

The Fund may invest in the debt securities of MLPs and generally, fixed income securities decrease in value when interest rates rise. High yield securities are below investment grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.

 Certain transactions including the use of derivatives may give rise to a form of leverage which may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise.

The Fund intends to elect to be treated and to qualify each year, as a “regulated investment company” (RIC) under the U.S. Internal Revenue Code of 1986 (the “Code”). The Fund must meet certain source-of-income, asset diversification and annual distribution requirements to maintain RIC status. If for any taxable year the Fund fails to qualify as a RIC, all taxable income will be subject to federal income tax and possibly state and local income tax at regular corporate rates (without any deduction for distributions to shareholders) and any income available for distribution will be reduced.

[3]
The Advisor has contractually agreed to waive its fees and/or pay for expenses until March 31, 2017 and may be terminated by the Trust’s Board of Trustees. The Advisor is permitted to seek reimbursement from the Fund, for three years from the date of any such waiver or payment to the extent a class’s total annual fund operating expenses do not exceed the limits described above. The recoupment is reflected in the net expense ratio. Performance would have been lower without fee waivers in effect.

[4]
Sector and allocation performance shows the extent to which underlying holdings affect a fund’s performance relative to its index. The methodology of calculation is different from total return and will not match the fund’s performance. Performance shown is historical and is no guarantee of future results.

The views in this shareholder letter were those of the Investment Advisor as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Advisory Research MLP & Energy Income Fund
FUND PERFORMANCE at November 30, 2016 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I Shares, with a similar investment in the Alerian MLP Index.  The performance graph above is shown for the Fund Class I shares; Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Alerian MLP Index is a float-adjusted, capitalization-weighted index of Master Limited Partnerships (MLPs) whose constituents represent approximately 85% of total float-adjusted market capitalization.  This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of November 30, 2016	1 Year	3 Years	5 Years	Since Inception*	Inception Date
Before deducting maximum sales charge
Class A¹	14.74%	-0.93%	4.46%	5.76%	05/18/11
Class C²	13.89%	-1.70%	3.67%	5.11%	04/02/12
Class I³	14.93%	-0.70%	4.72%	6.01%	12/27/10
After deducting maximum sales charge
Class A¹	8.48%	-2.77%	3.28%	4.76%	05/18/11
Class C²	12.89%	-1.70%	3.67%	5.11%	04/02/12
Alerian MLP Index	9.28%	-6.64%	2.51%	3.71%	12/27/10

*
The performance figures for Class A and Class C include the performance for the Class I for the periods prior to the start date of Class A and Class C. Class A and Class C impose higher expenses than that of Class I.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

The Fund’s expense ratios were 1.40%, 2.15% and 1.15% for the Class A shares, Class C shares and Class I shares, respectively, which are the amounts stated in the current prospectus dated April 1, 2016.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.50%, 2.25% and 1.25% of the average daily net assets of the Fund’s Class A, Class C, and Class I Shares, respectively.  This agreement is in effect until March 31, 2017, and may be terminated before that date only by the Trust’s Board of Trustees.  In the absence of such waivers, the Fund’s returns would have been lower.

Advisory Research MLP & Energy Income Fund
FUND PERFORMANCE at November 30, 2016 (Unaudited) – Continued

¹
Maximum sales charge for Class A shares is 5.50%.  No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.

²	Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of purchase.

³	Institutional Class shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shares redeemed within 90 days of purchase will be charged a 2.00% redemption fee.

Advisory Research MLP & Energy Income Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2016

Principal Amount		Value

	CORPORATE BONDS – 17.4%
	ENERGY – 15.2%
$4,175,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125%, 11/15/2022[1,2]	$4,070,625
	DCP Midstream LLC
300,000	9.750%, 3/15/2019[2]	334,500
1,900,000	8.125%, 8/16/2030	2,109,000
16,041,000	6.750%, 9/15/2037[2]	16,081,102
16,812,000	Midcontinent Express Pipeline LLC 6.700%, 9/15/2019[2]	17,442,450
13,650,000	ONEOK, Inc. 7.500%, 9/1/2023[1]	15,450,162
12,325,000	PBF Holding Co. LLC / PBF Finance Corp. 8.250%, 2/15/2020[1]	12,663,938
10,475,000	QEP Resources, Inc. 6.875%, 3/1/2021	10,789,250
14,850,000	Rockies Express Pipeline LLC 5.625%, 4/15/2020[2]	15,406,875
8,825,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 6.750%, 3/15/2024[1]	9,354,500
15,585,000	Western Refining, Inc. 6.250%, 4/1/2021[1]	16,219,309
11,550,000	Williams Cos., Inc. 8.750%, 3/15/2032	13,513,500
		133,435,211
	INDUSTRIAL – 2.2%
21,265,000	Teekay Corp. 8.500%, 1/15/2020[3]	19,510,638
	TOTAL CORPORATE BONDS (Cost $149,828,692)	152,945,849

Number of Shares

	COMMON STOCKS – 52.1%
	ENERGY – 48.1%
2,750,400	Enbridge Energy Management LLC	68,705,002
2,798,491	EnLink Midstream LLC	51,212,385
201,720	EQT Corp.	14,136,538
1,609,728	Kinder Morgan, Inc.	35,735,961
277,047	NextEra Energy Partners LP	7,095,174
908,959	ONEOK, Inc.	49,929,118
924,460	Pattern Energy Group, Inc. - Class A	18,147,150
819,201	Spectra Energy Corp.	33,546,281
1,767,437	Tallgrass Energy GP LP - Class A	42,771,975
1,036,634	Targa Resources Corp.	55,242,226

Advisory Research MLP & Energy Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	ENERGY (Continued)
1,537,172	Williams Cos., Inc.	$47,191,180
		423,712,990
	INDUSTRIAL – 2.0%
3,233,077	Teekay Offshore Partners LP3	17,684,931
	UTILITIES – 2.0%
1,143,947	NRG Yield, Inc. - Class C	17,559,587
	TOTAL COMMON STOCKS (Cost $431,898,077)	458,957,508

	MASTER LIMITED PARTNERSHIPS – 23.5%
	ENERGY – 23.0%
486,210	Buckeye Partners LP	31,282,751
1,418,502	DCP Midstream Partners LP	49,122,724
1,255,990	Enable Midstream Partners LP	19,618,564
1,273,515	Energy Transfer Partners LP	44,725,847
1,255,270	MPLX LP	41,235,620
311,635	TC PipeLines LP	16,563,400
		202,548,906
	INDUSTRIAL – 0.5%
337,905	USD Partners LP	4,798,251
	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $204,100,300)	207,347,157

	PREFERRED STOCKS – 4.6%
	ENERGY – 4.6%
894,990	Anadarko Petroleum Corp. 7.500%, 6/7/2018[4]	37,052,586
66,925	Kinder Morgan, Inc. 9.750%, 10/26/2018[4]	3,296,056
		40,348,642
	TOTAL PREFERRED STOCKS (Cost $33,174,498)	40,348,642

	SHORT-TERM INVESTMENTS – 2.6%
22,718,921	Fidelity Institutional Money Market - Treasury Only Portfolio, 0.23%[5]	22,718,921
	TOTAL SHORT-TERM INVESTMENTS (Cost $22,718,921)	22,718,921

	TOTAL INVESTMENTS – 100.2% (Cost $841,720,488)	882,318,077

Advisory Research MLP & Energy Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2016

Value

Liabilities in Excess of Other Assets – (0.2)%	$(1,661,468)
TOTAL NET ASSETS – 100.0%	$880,656,609

LLC – Limited Liability Company
LP – Limited Partnership

[1]	Callable.

[2]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $53,335,552.

[3]	Foreign security denominated in U.S. Dollars.

[4]	Convertible security.

[5]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
SUMMARY OF INVESTMENTS
As of November 30, 2016

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Energy	15.2%
Industrial	2.2%
Total Corporate Bonds	17.4%
Common Stocks
Energy	48.1%
Industrial	2.0%
Utilities	2.0%
Total Common Stocks	52.1%
Master Limited Partnerships
Energy	23.0%
Industrial	0.5%
Total Master Limited Partnerships	23.5%
Preferred Stocks
Energy	4.6%
Total Preferred Stocks	4.6%
Short-Term Investments	2.6%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2016

Assets:
Investments, at value (cost $841,720,488)	$882,318,077
Receivables:
Investment securities sold	9,947,762
Fund shares sold	874,120
Dividends and interest	3,943,232
Prepaid expenses	28,866
Total assets	897,112,057

Liabilities:
Payables:
Fund shares redeemed	1,567,664
Investment securities purchased	7,889,373
Due to Custodian	6,023,063
Advisory fees	704,972
Distribution fees - Class A and Class C (Note 7)	85,878
Fund Administration fees	52,404
Transfer agent fees and expenses	35,144
Fund accounting fees	26,698
Auditing fees	18,567
Custody fees	14,296
Chief Compliance Officer fees	3,765
Trustees' fees and expenses	921
Accrued other expenses	32,703
Total liabilities	16,455,448

Net Assets	$880,656,609

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$1,011,956,422
Accumulated net investment loss	(12,206,487)
Accumulated net realized loss on investments and written options contracts	(159,690,915)
Net unrealized appreciation on investments	40,597,589
Net Assets	$880,656,609

Class A Shares:
Net Assets applicable to shares outstanding	$54,418,494
Number of shares issued and outstanding	5,511,864
Redemption price per share*	$9.87
Maximum sales charge (5.50% of offering price)**	0.57
Maximum offering price to public	$10.44

Class C Shares:
Net Assets applicable to shares outstanding	$92,872,787
Number of shares issued and outstanding	9,379,587
Offering and redemption price per share*	$9.90

Class I Shares:
Net Assets applicable to shares outstanding	$733,365,328
Number of shares issued and outstanding	75,579,552
Offering and redemption price per share	$9.70

*
No sales charge applies on investments of $1 million or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% may be imposed on certain redemptions of such shares within 18 months of the date of purchase. Class C Shares of the Fund are subject to a CDSC of 1% on any shares sold within 12 months of purchasing them.

**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2016

Investment Income:
Dividends	$10,213,411
Interest	16,982,340
Total investment income	27,195,751

Expenses:
Advisory fees	7,232,608
Distribution fees - Class C (Note 7)	831,218
Fund Administration fees	398,358
Transfer agent fees and expenses	166,549
Fund accounting fees	148,080
Distribution fees - Class A (Note 7)	141,135
Registration fees	128,355
Custody fees	85,131
Shareholder reporting fees	60,811
Legal fees	25,067
Auditing fees	18,564
Miscellaneous	17,291
Trustees' fees and expenses	7,831
Insurance fees	4,736
Chief Compliance Officer fees	3,684

Total expenses	9,269,418
Net investment income	17,926,333

Realized and Unrealized Gain (Loss) on Investments and Written Options Contracts:
Net realized loss on:
Investments	(127,608,070)
Written options contracts	(7,988,311)
Net realized loss	(135,596,381)
Net change in unrealized appreciation/depreciation	221,272,006
Net realized and unrealized gain on investments and written options contracts	85,675,625

Net Increase in Net Assets from Operations	$103,601,958

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$17,926,333	$15,683,910
Net realized loss on investments and written options contracts	(135,596,381)	(22,594,432)
Net change in unrealized appreciation/depreciation on investments	221,272,006	(287,987,116)
Net increase (decrease) in net assets resulting from operations	103,601,958	(294,897,638)

Distributions to Shareholders:
From net investment income:
Class A	(1,553,184)	(1,726,695)
Class C	(2,010,162)	(1,747,889)
Class I	(16,511,278)	(12,078,423)
From return of capital:
Class A	(3,007,973)	(4,022,122)
Class C	(4,072,074)	(4,207,032)
Class I	(33,368,286)	(27,988,307)
Total distributions to shareholders	(60,522,957)	(51,770,468)

Capital Transactions:
Net proceeds from shares sold:
Class A	22,344,621	49,444,198
Class C	22,431,061	60,062,798
Class I	399,464,240	605,844,119
Reinvestment of distributions:
Class A	2,796,095	4,002,351
Class C	2,229,508	2,039,247
Class I	30,897,154	25,473,205
Cost of shares redeemed:
Class A1	(52,957,948)	(19,298,927)
Class C2	(33,415,601)	(31,429,595)
Class I3	(329,432,205)	(373,107,891)
Net increase in net assets from capital transactions	64,356,925	323,029,505

Total increase (decrease) in net assets	107,435,926	(23,638,601)

Net Assets:
Beginning of period	773,220,683	796,859,284
End of period	$880,656,609	$773,220,683

Accumulated net investment loss	$(12,206,487)	$(9,714,432)

Capital Share Transactions:
Shares sold:
Class A	2,568,285	3,899,232
Class C	2,594,867	4,722,943
Class I	48,287,583	51,124,536
Shares reinvested:
Class A	337,734	344,619
Class C	258,473	176,450
Class I	3,608,662	2,238,642
Shares redeemed:
Class A	(6,241,860)	(1,631,318)
Class C	(3,977,018)	(2,637,514)
Class I	(40,697,325)	(32,402,964)
Net increase in capital share transactions	6,739,401	25,834,626

[1]	Net of redemption fee proceeds of $29,562 and $9,991, respectively.
[2]	Net of redemption fee proceeds of $10,318 and $9,561, respectively.
[3]	Net of redemption fee proceeds of $124,206 and $180,386, respectively.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
Net asset value, beginning of period	$9.35	$13.93	$12.44	$11.24	$10.79
Income from Investment Operations:
Net investment income[1]	0.20	0.21	0.18	0.13	0.14
Net realized and unrealized gain (loss) on investments	1.04	(4.10)	2.18	1.68	0.92
Total from investment operations	1.24	(3.89)	2.36	1.81	1.06
Less distributions:
From net investment income	(0.24)	(0.21)	(0.09)	(0.09)	(0.10)
From net realized gain	-	-	(0.53)	(0.33)	(0.18)
From return of capital	(0.48)	(0.48)	(0.25)	(0.19)	(0.33)
Total distributions	(0.72)	(0.69)	(0.87)	(0.61)	(0.61)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$9.87	$9.35	$13.93	$12.44	$11.24

Total return[3]	14.74%	(28.82%)	19.05%	16.30%	10.02%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$54,418	$82,726	$86,863	$30,567	$12,109

Ratio of expenses to average net assets:[4]
Before fees waived/recovered	1.40%	1.40%	1.40%	1.44%	1.61%
After fees waived/recovered	1.40%	1.40%	1.43%	1.50%	1.50%
Ratio of net investment income to average net assets:
Before fees waived/recovered	2.36%	1.68%	1.30%	1.14%	1.14%
After fees waived/recovered	2.36%	1.68%	1.27%	1.08%	1.25%

Portfolio turnover rate	65%	37%	38%	42%	101%

[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more, or a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain shares sold within 18 months.  If the sales charges were included, total returns would be lower.

[4]	The Advisor has contractually agreed to limit the operating expenses to 1.50%.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013	For the Period April 2, 2012* through November 30, 2012
Net asset value, beginning of period	$9.37	$13.96	$12.46	$11.23	$11.20
Income from Investment Operations:
Net investment income[1]	0.14	0.12	0.07	0.04	0.05
Net realized and unrealized gain (loss) on investments	1.04	(4.12)	2.18	1.67	0.37
Total from investment operations	1.18	(4.00)	2.25	1.71	0.42

Less distributions:
From net investment income	(0.21)	(0.17)	- [2]	- [2]	(0.07)
From net realized gain	-	-	(0.53)	(0.33)	(0.11)
From return of capital	(0.44)	(0.42)	(0.22)	(0.15)	(0.21)
Total distributions	(0.65)	(0.59)	(0.75)	(0.48)	(0.39)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	-

Net asset value, end of period	$9.90	$9.37	$13.96	$12.46	$11.23

Total return[3]	13.89%	(29.40%)	18.12%	15.41%	3.80%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$92,873	$98,460	$115,033	$48,314	$8,024

Ratio of expenses to average net assets:[5]
Before fees waived/recovered	2.15%	2.15%	2.15%	2.19%	2.36%[6]
After fees waived/recovered	2.15%	2.15%	2.18%	2.25%	2.25%[6]
Ratio of net investment income to average net assets:
Before fees waived/recovered	1.61%	0.93%	0.55%	0.39%	0.52%[6]
After fees waived/recovered	1.61%	0.93%	0.52%	0.33%	0.63%[6]

Portfolio turnover rate	65%	37%	38%	42%	101%[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 12 months. If the sales charge was included, total returns would be lower.

[4]	Not annualized.
[5]	The Advisor has contractually agreed to limit the operating expenses to 2.25%.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
Net asset value, beginning of period	$9.20	$13.70	$12.24	$11.10	$10.65
Income from Investment Operations:
Net investment income[1]	0.23	0.24	0.21	0.16	0.17
Net realized and unrealized gain (loss) on investments	1.01	(4.03)	2.14	1.64	0.91
Total from investment operations	1.24	(3.79)	2.35	1.80	1.08

Less distributions:
From net investment income	(0.25)	(0.22)	(0.11)	(0.13)	(0.11)
From net realized gain	-	-	(0.53)	(0.33)	(0.18)
From return of capital	(0.49)	(0.49)	(0.25)	(0.21)	(0.34)
Total distributions	(0.74)	(0.71)	(0.89)	(0.67)	(0.63)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	0.01	- [2]

Net asset value, end of period	$9.70	$9.20	$13.70	$12.24	$11.10

Total return[3]	14.93%	(28.59%)	19.32%	16.56%	10.35%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$733,365	$592,034	$594,964	$348,838	$191,180
Ratio of expenses to average net assets:[4]
Before fees waived/recovered	1.15%	1.15%	1.15%	1.19%	1.36%
After fees waived/recovered	1.15%	1.15%	1.18%	1.25%	1.25%
Ratio of net investment income to average net assets:
Before fees waived/recovered	2.61%	1.93%	1.55%	1.39%	1.42%
After fees waived/recovered	2.61%	1.93%	1.52%	1.33%	1.53%

Portfolio turnover rate	65%	37%	38%	42%	101%

[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	The Advisor has contractually agreed to limit the operating expenses to 1.25%.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2016

Note 1 – Organization
The Advisory Research MLP & Energy Income Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund primarily seeks current income and secondarily seeks long-term capital appreciation. The Fund offers three classes of shares, Class A, Class C and Class I. Class A shares commenced investment operations on May 18, 2011. Class C shares commenced investment operations on April 2, 2012. Class I shares commenced investment operations on December 27, 2010.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Master Limited Partnerships
An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership. The value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

(c) Sector Concentration Risk
The focus of the Fund’s portfolio on a specific industry may present more risks than if the portfolio were broadly diversified over numerous industries. A downturn in energy related industries would have a larger impact on a Fund than on an investment company that does not concentrate in such industries. At times, the performance of the Fund’s investments may lag the performance of other industries or the broader market as a whole. Such underperformance may continue for extended periods of time.

(d) Return of Capital Estimates
Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 30, 2016, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

(e) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(f) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

(g) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or to hedge against declines in the prices of portfolio securities. In addition, the Fund may write put options to hedge against increases in the prices of securities which it intends to purchase. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in option contracts written for the year ended November 30, 2016 were as follows:

	Number of Contracts	Premium Amount
Outstanding at November 30, 2015	-	$-
Options written	47,945	4,155,480
Options terminated in closing purchasing transactions	(46,770)	(4,056,782)
Options expired	(1,175)	(98,698)
Options exercised	-	-
Outstanding at November 30, 2016	-	$-

(h) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended November 30, 2013-2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

(i) Distributions to Shareholders
The Fund will make distributions quarterly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

The estimated characterization of the distributions paid will be either a dividend, capital gain or return of capital. This estimate is based on the Fund’s operating results during the period. It is anticipated that a portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year.

The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Fund’s advisor (e.g., merger, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, changes in tax laws, etc.). The return of capital portion may also be impacted by the Fund’s strategy, which may recognize gains on its holdings. Because of these factors, the portion of the Fund’s distributions that are classified as return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisory Research, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00%, of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A) expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.50%, 2.25% and 1.25% of the Fund’s average daily net assets for Class A shares, Class C shares, and Class I shares, respectively. This agreement is in effect until March 31, 2017, and it may be terminated before that date only by the Trust's Board of Trustees.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended November 30, 2016, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

Dziura Compliance Consulting, LLC provides the Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended November 30, 2016, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At November 30, 2016, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$824,161,080

Gross unrealized appreciation	$124,512,241
Gross unrealized depreciation	(66,355,244)

Net unrealized appreciation on investments	$58,156,997

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1’s, which are treated as an increase/(decrease) in cost basis of the MLP shares held, options, and timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$998,191	$(343,764)	$(654,427)

As of November 30, 2016, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-

Accumulated capital, other losses and other differences[1]	(189,456,810)
Net unrealized appreciation on investments	58,156,997
Total accumulated deficit	$(131,299,813)

[1]	Other differences consists of ($25,883,591) of deferred partnership distributions, ($12,206,487) of passive activity losses and ($151,366,732) of capital loss carryforwards.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

At November 30, 2016, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Not Subject to Expiration
Short-term	Long-Term	Total
$84,059,766	$67,306,966	$151,366,732

The tax character of distributions paid during the fiscal years ended November 30, 2016 and November 30, 2015 for the Fund was as follows:

Distributions paid from:	2016	2015
Ordinary income	$20,074,624	$15,553,007
Long-term capital gains	-	-
Tax return of capital	40,448,333	36,217,461
Total distributions	$60,522,957	$51,770,468

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended November 30, 2016 and for the year ended November 30, 2015, the Fund received $164,086 and $199,938, respectively, in redemption fees.

Note 6 – Investment Transactions
For the year ended November 30, 2016, purchases and sales of investments, excluding short-term investments, were $514,011,788 and $465,402,471, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. With respect to Class A shares of the Fund, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. With respect to Class C shares of the Fund, the Plan provides for the payment of distribution fees at the annual rate of up to 1.00% of average daily net assets. Class I shares of the Fund do not pay any distribution fees.

For the year ended November 30, 2016, distribution fees for Class A and Class C incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Investments
Corporate Bonds
Energy	$-	$133,435,211	$-	$133,435,211
Industrial	-	19,510,638	-	19,510,638
Common Stocks
Energy	423,712,990	-	-	423,712,990
Industrial	17,684,931	-	-	17,684,931
Utilities	17,559,587	-	-	17,559,587
Master Limited Partnerships
Energy	202,548,906	-	-	202,548,906
Industrial	4,798,251	-	-	4,798,251
Preferred Stocks
Energy	40,348,642	-	-	40,348,642
Short-Term Investments	22,718,921	-	-	22,718,921
Total Investments	$729,372,228	$152,945,849	$-	$882,318,077

*	The Fund did not hold any Level 3 securities at period end.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between Levels at period end.

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in written options during the year ended November 30, 2016.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Operations are presented in the tables below. The fair values of derivative instruments as of November 30, 2016 by risk category are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Written Options Contracts
Equity contracts	$(7,988,311)
Total	$(7,988,311)

Advisory Research MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

The quarterly average volumes of derivative instruments as of November 30, 2016 are as follows:

Derivatives not designated as hedging instruments
Equity contracts	Written options contracts	Number of contracts	(12,569)

Note 11 – Recently Issued Accounting Pronouncements
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a distribution to be paid, on December 29, 2016, to shareholders of record on December 28, 2016 as follows:

	Long-Term Capital Gain	Short-Term Capital Gain	Income
Class A Shares:	$0.00000	$0.00000	$0.00156
Class C Shares:	0.00000	0.00000	0.00000
Class I Shares:	0.00000	0.00000	0.00359

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust
and Shareholders of Advisory Research MLP & Energy Income Fund

We have audited the accompanying statement of assets and liabilities of Advisory Research MLP & Energy Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advisory Research MLP & Energy Income Fund as of November 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
January 30, 2017

Advisory Research MLP & Energy Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Dividends Received Deduction
For the year ended November 30, 2016, 59.17% of the dividends paid from net investment income, including short-term capital gains (if any), are eligible for corporate dividends received deduction for the Income Fund.

Qualified Dividend Income
For the year ended November 30, 2016, 59.48% of the dividends paid from net investment income, including short-term capital gains (if any), are designated as qualified dividend income for the Income Fund.

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 665-1414.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	78	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	78	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	78	None.

Advisory Research MLP & Energy Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	78	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	78	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014).  Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.  Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).
			N/A	N/A

Advisory Research MLP & Energy Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Advisory Research MLP & Energy Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement
At an in-person meeting held on September 20-22, 2016, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Advisory Research, Inc. (the “Investment Advisor”) with respect to the Advisory Research MLP & Energy Income Fund (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below.  The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing the performance of the Fund with returns of the Alerian MLP Index (the “Index”) and a group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from its Energy Limited Partnership fund universe (the “Fund Universe”) for various periods ended June 30, 2016; and reports comparing the investment advisory fees and total expenses of the Fund with those of its Peer Group and Fund Universe.  The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement.  In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.  No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund.  The materials they reviewed indicated the Fund’s annualized total return for the three-year period was above the median returns of the Peer Group and Fund Universe, and above the return of the Index.  The Fund’s annualized total return for the five-year period was above the Index return, but slightly below the Peer Group and Fund Universe median returns by 0.13% and 0.07%, respectively.  The Fund’s total return for the one-year period was below the return of the Index by 8.80%, and below the median returns of the Peer Group and Fund Universe by 0.82% and 0.73%, respectively.

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure.  The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Research MLP & Energy Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Fees and Expense Ratios
With respect to the advisory fees paid by the Fund, the meeting materials indicated that the Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group and Fund Universe median fees.  The Trustees noted that the advisory fee paid by the Fund was higher than the advisory fee the Investment Advisor charges the Advisory Research MLP & Energy Infrastructure Fund (the “Infrastructure Fund”), the Advisory Research MLP & Equity Fund (the “Equity Fund”), and separate accounts managed by the Investment Advisor using the same strategies as the Fund and the Infrastructure Fund, but noted that the Fund has a lower minimum investment than the Infrastructure Fund and therefore has more complex cash management issues; that unlike the Fund, the Equity Fund does not invest in fixed income investments, derivatives or private placements; and that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional clients.

The meeting materials indicated that the annual total expenses (net of fee waivers) paid by the Fund were lower than the Peer Group median and Fund Universe median.

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor by the Fund under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended June 30, 2016, and determined that the Investment Advisor’s profitability with respect to the Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund (other than its receipt of investment advisory fees), including research received from broker-dealers providing execution services to the Fund, beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.  The Trustees considered that although there were no advisory fee breakpoints, the Fund’s advisory fee was the same as the Peer Group median and Fund Universe median, that any economies of scale were currently being shared appropriately with the Fund, and that they would continue to consider and discuss with the Investment Advisor any future economies of scale with respect to the Fund.

Advisory Research MLP & Energy Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusions
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement with respect to the Fund.

Advisory Research MLP & Energy Income Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2016 (Unaudited)

Expense Example
As a shareholder of the Advisory Research MLP & Energy Income Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution (12b-1) fees (Class A & Class C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the rows titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period
		6/1/16	11/30/16	6/1/16 - 11/30/16*
Class A	Actual Performance	$1,000.00	$1,114.60	$7.30
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	6.96
Class C	Actual Performance	1,000.00	1,110.10	11.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.35	10.73
Class I	Actual Performance	1,000.00	1,115.10	6.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.55	6.51

*
Expenses are equal to the Fund’s annualized expense ratio of 1.38%, 2.13% and 1.29% for Class A, Class C, and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).   Assumes all dividends and distributions were reinvested.

Advisory Research MLP & Income Fund
A series of Investment Managers Series Trust

Advisor
Advisory Research, Inc.
Two Prudential Plaza
180 N. Stetson Avenue, Suite 5500
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Advisory Research MLP & Energy Income Fund – Class A	INFRX	461 418 543
Advisory Research MLP & Energy Income Fund – Class C	INFFX	461 418 238
Advisory Research MLP & Energy Income Fund – Class I	INFIX	461 418 535

Privacy Principles of the Advisory Research MLP & Energy Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Advisory Research MLP & Energy Income Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 665-1414 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 665-1414, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (888) 665-1414. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Advisory Research MLP & Energy Income Fund
P.O. Box 2175
Milwaukee, WI  53201
Toll Free: (888) 665-1414

Advisory Research MLP & Equity Fund
(Class A: INFJX)
(Class C: INFKX)
(Class I: INFEX)

ANNUAL REPORT
November 30, 2016

Advisory Research MLP & Equity Fund
A series of Investment Managers Series Trust

Shareholder letter	1
Fund Performance	6
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	25
Supplemental Information	26
Expense Example	32

This report and the financial statements contained herein are provided for the general information of the shareholders of the Advisory Research MLP & Equity Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.advisoryresearch.com

8235 Forsyth Boulevard, Suite 700 Saint Louis, Missouri 63105 Telephone: 314 446-6750 www.advisoryresearch.com

MLP & Equity Fund
(“INFEX, INFJX, INFKX”)
November 30, 2016

Dear Shareholder,

Thank you for your investment in the Advisory Research MLP & Equity Fund (the “Fund”).  This report covers the one-year period ending November 30, 2016, as well as an overall update on the Fund’s investments.

Our firm, Advisory Research, Inc., serves as investment advisor for the Fund.  We manage Master Limited Partnerships (“MLPs”) and energy infrastructure assets for investment companies, institutions and high net worth individuals.

The Fund’s primary investment objective is to seek total return.  The Fund will seek to meet its investment objective by opportunistically investing in energy infrastructure securities, with an emphasis on MLPs and entities affiliated with MLPs.

The Alerian MLP Index (the “Index”) moved 9.28% higher during the one-year period.  The Fund outperformed on a relative basis during the period.  The environment for MLP investing shifted significantly throughout the year. In the early part of 2016, we experienced panic selling where the market made no differentiation among energy industry sub-sectors and individual company fundamentals.  This selling eventually led to significant undervaluation for MLPs, which operate in the relatively more stable midstream portion of the energy industry, and set the stage for a snapback recovery.  We believe there was a clear bottom for the MLP and energy market in February of 2016.  During the summer months, uncertainty in the energy markets decreased and a more positive consensus started to build around the outlook for MLP and energy infrastructure fundamentals.

The Fund launched in the later portion of the most recent bear market. The period since the Fund’s inception was challenging as the Alerian MLP Index fell -5.36% although the Fund outperformed with a return of -4.66%.

Fund Results as of November 30, 2016
1 Year Period	Performance	Correlation to Index
MLP & Equity Fund – Class I	14.20%	0.95
Alerian MLP Index	9.28%
Since Inception (8/31/2015)	Performance[1]	Correlation to Index
MLP & Equity Fund – Class I	-4.66%	0.93
Alerian MLP Index	-5.36%

[1]	annualized

The performance data quoted here represents past performance. Past performance is no guarantee of future results.  The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and most recent month-end performance may be obtained by calling 1-888-665-1414.  Based on the current prospectus, the total annual gross and net operating expense ratios for the Fund’s Class I shares are 13.47% and 1.10% respectively2.  There is a 2% redemption fee if redeemed within 90 days of purchase.
1

One Year Performance ended November 30, 2106
During the period, the Fund’s total return was 14.20%, which outperformed the Index return of 9.28%.  The Fund’s holdings consist of MLPs and other energy infrastructure equities. The major driver of performance in the one-year period was the Fund’s holdings that are involved in processing and transportation of natural gas liquids.  These companies responded well during the energy recovery.  The biggest detractor from relative performance was our exposure to renewable energy, which sold off with utilities towards the end of the period.  Overall, performance was strong for the year, despite a challenging few months at the start.

Since Inception Performance
Since inception, the Fund has returned -4.66% ahead of the -5.36% annualized return for the Index.  The since inception period includes the last five months of the most recent bear market for MLPs.  The Fund underperformed during the bear market period due to the relative underperformance of energy infrastructure equities in comparison to MLPs.  Since the bear market bottom in February 2016, the Fund has outperformed and regained a performance advantage in comparison to the Index.

Outlook
2016 was a year that started with extreme pessimism towards MLPs and energy infrastructure investments and ended with many reasons for optimism.  We believe the high volatility associated with investing in MLPs over the past decade is over and MLPs are set up for a continued run of solid performance accompanied by lower volatility.  We expect that MLP investors who stay the course will be rewarded over the next few years.  Our long-term return expectation for the Alerian MLP Index is high single digit to low double digits returns on an annualized basis.  Volatility is likely to move to a level that is lower than the equity market as a whole, which would be consistent with the longer term history of the asset class.

In November, we received two pieces of blockbuster news for the markets in general, and energy specifically.  First, a Republican sweep of the elections has the market expecting a more favorable investment environment based upon the following potential outcomes: a lower corporate and individual tax regime, a coming period of lower business regulations, and an energy policy that does not disproportionately favor one source over another.  The shift in the political and regulatory environment is meaningful to energy infrastructure investors.  Although there is a lack of specific policy or regulatory changes, currently, the impact may be positive as the President-elect and his energy-friendly cabinet begin to more clearly define their priorities.

The election results are clear from a wins and losses standpoint, but the regulatory and policy outcomes are less certain.  We are cautiously optimistic that the new administration and Congress will create an environment that is more favorable towards energy infrastructure.  However, we are cognizant of the fact that a vocal portion of the population is adamantly against energy infrastructure development.  Our best guess at this point is that the regulatory environment at least doesn’t get worse and may improve, and that the political environment likely stays the same.

There is uncertainty about type, timing, and magnitude of tax reform.  This will likely cause occasional volatility for energy and MLP securities. However, a proposal for lower taxes should be good news for equities in general. MLP investors will need to be cognizant of what type of MLP securities or products they own and the possible impacts tax law changes could have on them.

2

On the infrastructure build-out front, the President-elect seems to favor a private-public partnership approach; any incentives created along this line may benefit MLPs.  Importantly, we have highlighted in the past that the threat to MLPs on the tax front was broad tax reform, which appears to be in play in the coming years.  While we cannot know the outcome, it is worth watching the developments of these negotiations.  As headline watchers will know, the Obama Administration has delayed the completion of two major pipeline projects in recent years.  We expect that despite continued protest, a Trump administration will approve completion of both the Keystone XL and Dakota Access pipeline projects.  Any variance from this outcome would be outside investor expectations.

A second piece of blockbuster news that occurred at the end of November was the Organization of Petroleum Exporting Countries (OPEC) announcing a future cut in oil production from current levels and an agreement from non-OPEC countries to cut production as well.  This is a stark shift from the cartel’s previous stance of trying to regain market share. The removal of future supply directly addresses the market’s concerns about an over-supplied oil market and may provide support to oil prices at or above current levels.  We caution that despite this announcement and modest global demand growth, it will still require an interim period of months or years to work through excess global inventory.  Specifically to the U.S., higher prices will increase drilling and completion activity, tempering hopes of meaningfully higher prices in the near to medium-term.  That said, as we have stated previously, MLPs need stable or rising commodity prices to have a sustained recovery; it appears as though we are on that prescribed path.  In that regard, we are optimistic that MLP security prices can recover at a faster pace near-term than the overall commodity price environment.

MLPs in Rising Interest Rate Environments
In 2017 we expect the fundamental outlook for MLPs to continue to incrementally improve while investor concerns starts to shift away from commodity prices and towards the future path of interest rates.  When describing the characteristics of an MLP, we often define them as high-yielding equity securities that are in the energy business.  Due to this unique set of attributes, over shorter periods, MLP prices tend to correlate to commodity prices, equity markets, and interest rate levels at different times in a market cycle. Over the past few years, MLPs have exhibited a higher correlation to oil prices than experienced over longer term periods.   We expect this correlation to decline as we move forward.  As evidenced by recent price swings in more interest rate sensitive assets such as utilities, REITS, and corporate bonds, the market focus towards higher interest rates has already begun.  On average, we believe that the MLP group will seek to provide investors with a highly certain distribution that will grow at a low to mid-single digit rate.  As the certainty of MLP distributions increases and the growth of the distributions decreases, MLPs take on more of the characteristics of high–yield bonds, but with modest growth attributes, and will become less tied to the commodity or equity markets.  We expect that this transition will continue to become more apparent in 2017.  We note that MLPs have typically outperformed other yield-oriented securities during periods of rising rates.  We attribute this to the growth component of their total return, and the fact that rising rates often result from economic growth, which is a key driver of MLP fundamentals.  While rising rates could result in poor returns for other yielding asset classes, we believe MLPs can post gains given their attractive valuation and the current low rate environment.

As a shareholder, you will receive a 1099 tax form for 2016.  Therefore, if you are a tax-exempt investor holding Fund shares you generally will not have unrelated business taxable income (“UBTI”) attributable to your ownership or sale of the Fund shares unless your ownership of the shares is debt-financed.  Similarly, it is generally expected that you will not become subject to additional state and local income tax return filing requirements by reason of your holdings of Fund shares.  Please consult your tax advisor for information specific to your situation.

3

We appreciate your investment in the Fund.

Sincerely,

Advisory Research, Inc.

Alerian MLP Index is a composite of the 43 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology.  The since inception performance shown for the index is that of the Fund’s inception.

Alerian MLP Equal Weight Index is the equal-weighted version of the Alerian MLP Index, which includes the same 43 companies but allocates a 2% weight to each constituent at each rebalancing.

S&P 500 Index is a value weighted index of the prices of 500 large cap common stocks actively traded in the United States.

S&P 500 Energy Index is comprised those companies in the S&P 500 that are classified as members of the GICS energy sector.

West Texas Intermediate (WTI) is a grade of crude oil used as a benchmark in oil pricing.  It is the underlying commodity of the New York Mercantile Exchange’s oil futures contracts.

Indexes are un-managed and do not account for investment expenses.  You cannot invest directly in an index.

Master limited partnership (MLP) is a limited partnership that is publicly traded on a securities exchange.  It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities.

Investing in MLPs differs from investments in common stock including risks related to cash flow, dilution and voting rights. Investments are concentrated in the energy infrastructure sector; with an exclusive emphasis on securities issued by MLPs. Concentration of the Fund's investment in the energy infrastructure sector, with an exclusive emphasis on securities issued by MLPs, may increase price fluctuation. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, changes in the economy or the regulatory environment or extreme weather.  MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership which could reduce the value and income produced from the Fund.

The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. Investments in securities of a limited number of issuers or primarily of the energy infrastructure sector exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

4

The Fund intends to elect to be treated and to qualify each year, as a “regulated investment company” (RIC) under the U.S. Internal Revenue Code of 1986 (the “Code”). The Fund must meet certain source-of-income, asset diversification and annual distribution requirements to maintain RIC status. If for any taxable year the Fund fails to qualify as a RIC, all taxable income will be subject to federal income tax and possibly state and local income tax at regular corporate rates (without any deduction for distributions to shareholders) and any income available for distribution will be reduced.

[2]
The Advisor has contractually agreed to waive its fees and/or pay for expenses until March 31, 2017 and may be terminated by the Trust’s Board of Trustees. The Advisor is permitted to seek reimbursement from the Fund, for three years from the date of any such waiver or payment to the extent a class’s total annual fund operating expenses do not exceed the limits described above. Performance would have been lower without fee waivers in effect.

The views in this shareholder letter were those of the Investment Advisor as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

5

Advisory Research MLP & Equity Fund
FUND PERFORMANCE at November 30, 2016 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund, made at its inception with a similar investment in the Alerian MLP Index. The performance graph above is shown for the Fund Class I shares; Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Alerian MLP Index is a float-adjusted, capitalization-weighted index of Master Limited Partnerships (MLPs) whose constituents represent approximately 85% of total float-adjusted market capitalization.  This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of November 30, 2016	1 Year	Since Inception	Inception Date
Before deducting maximum sales charge
Class A1	13.70%	-4.90%	08/31/15
Class C2	14.47%	-4.57%	08/31/15
Class I	14.20%	-4.66%	08/31/15
After deducting maximum sales charge
Class A1	7.45%	-9.10%	08/31/15
Class C2	13.47%	-4.57%	08/31/15
Alerian MLP Index	9.28%	-5.36%	08/31/15

[1]
Maximum sales charge for Class A shares is 5.50%. No sales charge applies on investments of $1 million or more, but a contingent deferred  sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 18 months of the date of purchase.

[2]	Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of purchasing them.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and Net Expense Ratios for Class A Shares were 13.72% and 1.35%, respectively, for Class C Shares were 14.47% and 2.10%, respectively, and for Class I Shares were 13.47% and 1.10%, respectively, which were the amounts stated in the current prospectus dated April 1, 2016.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.35%, 2.10% and 1.10% of the average daily net assets of the Fund’s Class A, Class C, and Class I Shares, respectively.  This agreement is in effect until March 31, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees.  In the absence of such waivers, the Fund’s returns would have been lower.

6

Advisory Research MLP & Equity Fund
FUND PERFORMANCE at November 30, 2016 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shares redeemed within 90 days of purchase will be charged a 2.00% redemption fee.
7

Advisory Research MLP & Equity Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2016

Number of Shares		Value

	COMMON STOCKS – 75.1%
	ENERGY – 67.6%
58,643	Enbridge Energy Management LLC	$1,464,906
59,280	EnLink Midstream LLC	1,084,824
12,643	EQT Corp.	886,021
30,963	Kinder Morgan, Inc.	687,379
22,058	NextEra Energy Partners LP	564,905
20,109	ONEOK, Inc.	1,104,587
27,997	Pattern Energy Group, Inc. - Class A	549,581
27,450	Spectra Energy Corp.	1,124,078
29,190	Tallgrass Energy GP LP - Class A	706,398
12,937	Targa Resources Corp.	689,413
28,490	Williams Cos., Inc.	874,643
		9,736,735
	INDUSTRIAL – 3.6%
94,618	Teekay Offshore Partners LP1	517,560
	UTILITIES – 3.9%
36,099	NRG Yield, Inc. - Class C	554,120
	TOTAL COMMON STOCKS (Cost $8,973,393)	10,808,415
	MASTER LIMITED PARTNERSHIPS – 24.5%
	ENERGY – 21.2%
6,330	Buckeye Partners LP	407,272
13,690	DCP Midstream Partners LP	474,085
27,555	Enable Midstream Partners LP	430,409
36,359	EnLink Midstream Partners LP	637,010
20,630	MPLX LP	677,695
1,090	TC PipeLines LP	57,934
7,901	Tesoro Logistics LP	372,374
		3,056,779
	UTILITIES – 3.3%
10,967	Western Gas Equity Partners LP	470,923
	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $2,925,443)	3,527,702
	SHORT-TERM INVESTMENTS – 0.3%
49,989	Fidelity Institutional Money Market - Treasury Only Portfolio, 0.23%[2]	49,989
	TOTAL SHORT-TERM INVESTMENTS (Cost $49,989)	49,989
	TOTAL INVESTMENTS – 99.9% (Cost $11,948,825)	14,386,106
	Other Assets in Excess of Liabilities – 0.1%	15,938
	TOTAL NET ASSETS – 100.0%	$14,402,044

8

Advisory Research MLP & Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2016

LLC – Limited Liability Company
LP – Limited Partnership

[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

9

Advisory Research MLP & Equity Fund
SUMMARY OF INVESTMENTS
As of November 30, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Energy	67.6%
Utilities	3.9%
Industrial	3.6%
Total Common Stocks	75.1%
Master Limited Partnerships
Energy	21.2%
Utilities	3.3%
Total Master Limited Partnerships	24.5%
Short-Term Investments	0.3%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

10

Advisory Research MLP & Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2016

Assets:
Investments, at value (cost $11,948,825)	$14,386,106
Receivables:
Investment securities sold	157,142
Fund shares sold	8,975
Due from Advisor	9,516
Dividends and interest	21,399
Prepaid expenses	33,351
Total assets	14,616,489

Liabilities:
Payables:
Due to Custodian	10,961
Investment securities purchased	143,071
Auditing fees	19,221
Transfer agent fees and expenses	9,499
Fund accounting fees	8,261
Fund Administration fees	8,147
Custody fees	2,722
Chief Compliance Officer fees	1,669
Trustees' fees and expenses	1,148
Distribution fees - Class A and Class C (Note 7)	504
Accrued other expenses	9,242
Total liabilities	214,445

Net Assets	$14,402,044

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$12,499,175
Accumulated net investment income	(1,336)
Accumulated net realized loss on investments	(533,076)
Net unrealized appreciation on investments	2,437,281
Net Assets	$14,402,044

Class A Shares:
Net Assets applicable to shares outstanding	$395,584
Number of shares issued and outstanding	42,333
Redemption price per share*	$9.34
Maximum sales charge (5.50% of offering price)**	0.54
Maximum offering price to public	$9.88

Class C Shares:
Net Assets applicable to shares outstanding	$295,300
Number of shares issued and outstanding	31,355
Offering and redemption price per share*	$9.42

Class I Shares:
Net Assets applicable to shares outstanding	$13,711,160
Number of shares issued and outstanding	1,466,459
Offering and redemption price per share	$9.35

*
No sales charge applies on investments of $1 million or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% may be imposed on certain redemptions of such shares within 18 months of the date of purchase. Class C Shares of the Fund are subject to a CDSC of 1% on any shares sold within 12 months of purchasing them.

**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

11

Advisory Research MLP & Equity Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $685)	$239,851
Interest	434
Total investment income	240,285

Expenses:
Advisory fees	102,150
Registration fees	51,184
Fund administration fees	47,805
Transfer agent fees and expenses	47,574
Fund accounting fees	37,081
Auditing fees	18,471
Offering costs	16,302
Legal fees	15,283
Custody fees	12,498
Miscellaneous	9,848
Shareholder reporting fees	7,231
Trustees' fees and expenses	6,944
Chief Compliance Officer fees	3,666
Distribution fees - Class A (Note 7)	3,430
Insurance fees	751
Distribution fees - Class C (Note 7)	469

Total expenses	380,687
Advisory fees waived	(102,150)
Other expenses absorbed	(142,431)
Net expenses	136,106
Net investment income	104,179

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(533,590)
Net change in unrealized appreciation/depreciation	3,230,648
Net realized and unrealized gain on investments	2,697,058

Net increase in Net Assets from Operations	$2,801,237

See accompanying Notes to Financial Statements.

12

Advisory Research MLP & Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2016	For the Period August 31, 2015* through November 30, 2015
Increase (Decrease) in Net Assets From:
Operations:
Net investment income gain (loss)	$104,179	$(558)
Net realized loss on investments	(533,590)	(7,800)
Net change in unrealized appreciation/depreciation on investments	3,230,648	(793,367)
Net increase (decrease) in net assets resulting from operations	2,801,237	(801,725)

Distributions to Shareholders:
From net investment income:
Class A	(7,657)	-
Class C	(88)	-
Class I	(82,545)	-
From capital gains:
Class A	(82)	-
Class C	(5)	-
Class I	(544)	-
Total distributions to shareholders	(90,921)	-

Capital Transactions:
Net proceeds from shares sold:
Class A	1,293,158	71,564
Class C	363,483	1,000
Class I	3,938,782	8,613,585
Reinvestment of distributions:
Class A	7,738	-
Class C	94	-
Class I	82,997	-
Cost of shares redeemed:
Class A1	(1,396,150)	-
Class C2	(58,248)	-
Class I3	(424,550)	-
Net increase in net assets from capital transactions	3,807,304	8,686,149

Total increase in net assets	6,517,620	7,884,424

Net Assets:
Beginning of period	7,884,424	-
End of period	$14,402,044	$7,884,424

Accumulated net investment income	$(1,336)	$1,162

Capital Share Transactions:
Shares sold:
Class A	184,069	8,561
Class C	41,775	100
Class I	564,141	946,464
Shares reinvested:
Class A	988	-
Class C	14	-
Class I	10,251	-
Shares redeemed:
Class A	(151,285)	-
Class C	(10,534)	-
Class I	(54,397)	-
Net increase in capital share transactions	585,022	955,125

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $139 and $0, respectively.
[2]	Net of redemption fee proceeds of $2 and $0, respectively.
[3]	Net of redemption fee proceeds of $1,023 and $0, respectively.

See accompanying Notes to Financial Statements.

13

Advisory Research MLP & Equity Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2016	For the Period August 31, 2015* through November 30, 2015
Net asset value, beginning of period	$8.26	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.05	(0.01)
Net realized and unrealized gain (loss) on investments	1.07	(1.73)
Total from investment operations	1.12	(1.74)

Less distributions:
From net investment income	(0.04)	-
From net realized gain	- [2]	-
Total distributions	(0.04)	-

Redemption fee proceeds[1]	- [2]	-

Net asset value, end of period	$9.34	$8.26

Total return[3]	13.70%	(17.40%)[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$396	$71

Ratio of expenses to average net assets:[5]
Before fees waived and expenses absorbed	3.39%	13.72%[6]
After fees waived and expenses absorbed	1.35%	1.35%[6]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.39%)	(12.71%)[6]
After fees waived and expenses absorbed	0.65%	(0.34%)[6]
Portfolio turnover rate	52%	11%[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more, or a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain shares sold within 18 months. If the sales charges were included, total returns would be lower.

[4]	Not annualized.
[5]	The Advisor has contractually agreed to limit the operating expenses to 1.35%.
[6]	Annualized.

See accompanying Notes to Financial Statements.

14

Advisory Research MLP & Equity Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2016	For the Period August 31, 2015* through November 30, 2015
Net asset value, beginning of period	$8.24	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	1.20	(1.73)
Total from investment operations	1.19	(1.76)

Less distributions:
From net investment income	(0.01)	-
From net realized gain	- [2]	-
Total distributions	(0.01)	-

Redemption fee proceeds[1]	- [2]	-

Net asset value, end of period	$9.42	$8.24

Total return[3]	14.47%	(17.60%)[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$295	$1

Ratio of expenses to average net assets:[5]
Before fees waived and expenses absorbed	4.14%	14.47%[6]
After fees waived and expenses absorbed	2.10%	2.10%[6]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(2.14%)	(13.59%)[6]
After fees waived and expenses absorbed	(0.10%)	(1.22%)[6]
Portfolio turnover rate	52%	11%[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain shares sold within 12 months. If the sales charges were included, total returns would be lower.

[4]	Not annualized.
[5]	The Advisor has contractually agreed to limit the operating expenses to 2.10%.
[6]	Annualized.

See accompanying Notes to Financial Statements.

15

Advisory Research MLP & Equity Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2016	For the Period August 31, 2015* through November 30, 2015
Net asset value, beginning of period	$8.25	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.07	- [2]
Net realized and unrealized gain (loss) on investments	1.09	(1.75)
Total from investment operations	1.16	(1.75)

Less distributions:
From net investment income	(0.06)	-
From net realized gain	- [2]	-
Total distributions	(0.06)	-

Redemption fee proceeds[1]	- [2]	-

Net asset value, end of period	$9.35	$8.25

Total return[3]	14.20%	(17.50%)[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,711	$7,813

Ratio of expenses to average net assets:[5]
Before fees waived and expenses absorbed	3.14%	13.47%[6]
After fees waived and expenses absorbed	1.10%	1.10%[6]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.14%)	(12.46%)[6]
After fees waived and expenses absorbed	0.90%	(0.09%)[6]
Portfolio turnover rate	52%	11%[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	The Advisor has contractually agreed to limit the operating expenses to 1.10%.
[6]	Annualized.

See accompanying Notes to Financial Statements.

16

Advisory Research MLP & Equity Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2016

Note 1 – Organization
The Advisory Research MLP & Equity Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).   The Fund’s primary investment objective is to seek total return.  The Fund offers three classes of shares, Class A, Class C and Class I. All three share classes commenced investment operations on August 31, 2015.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Master Limited Partnerships
An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”),the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock.  Holders of MLP units generally have limited control and voting rights on matters affecting the partnership. The value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes.  If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.
17

Advisory Research MLP & Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

(c) Sector Concentration Risk
The focus of the Fund’s portfolio on a specific industry may present more risks than if the portfolio were broadly diversified over numerous industries.  A downturn in energy related industries would have a larger impact on a Fund than on an investment company that does not concentrate in such industries.  At times, the performance of the Fund’s investments may lag the performance of other industries or the broader market as a whole. Such underperformance may continue for extended periods of time.

(d) Return of Capital Estimates
Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 30, 2016, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

(e) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $22,635, which were amortized over a one-year period from August 31, 2015 (commencement of operations).

(f) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
18

Advisory Research MLP & Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the open years ended November 30, 2015-2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders
The Fund will make distributions semi-annually and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

The estimated characterization of the distributions paid will be either a dividend, capital gain or return of capital. This estimate is based on the Fund’s operating results during the period. It is anticipated that a portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year.

The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Fund’s advisor (e.g., merger, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, changes in tax laws, etc.). The return of capital portion may also be impacted by the Fund’s strategy, which may recognize gains on its holdings.  Because of these factors, the portion of the Fund’s distributions that are classified as return of capital may vary materially from year to year.  Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisory Research, Inc. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.85%, of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A) expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.35%, 2.10% and 1.10% of the Fund’s average daily net assets for Class A shares, Class C shares, and Class I shares, respectively. This agreement is in effect until March 31, 2017, and it may be terminated before that date only by the Trust's Board of Trustees.
19

Advisory Research MLP & Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

For the year ended November 30, 2016, the Advisor waived fees totaling $244,581.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.  At November 30, 2016, the amount of potentially recoverable expenses was $318,756.  The Advisor may recapture all or a portion of this amount no later than November 30 of the years stated below:

2018	$74,175
2019	244,581
Total	$318,756

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator.  UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC.  The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended November 30, 2016, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended November 30, 2016, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At November 30, 2016, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$11,667,053

Gross unrealized appreciation	$3,101,843
Gross unrealized depreciation	(382,790)

Net unrealized appreciation on investments	$2,719,053

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1’s, which are treated as an increase/(decrease) in cost basis of the MLP shares held, options, and timing differences in recognizing certain gains and losses in security transactions.
20

Advisory Research MLP & Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period ended November 30, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$7,931	$(16,387)	$8,456

As of November 30, 2016, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$22,315
Undistributed long-term capital gains	-
Tax accumulated earnings	22,315

Accumulated capital, other losses and other differences[1]	(838,499)
Net unrealized appreciation on investments	2,719,053
Total accumulated earnings	$1,902,869

[1]	Other differences consists of ($318,100) of deferred partnership distributions, ($23,651) of passive activity losses and ($496,748) of capital loss carryforwards.

At November 30, 2016, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.  Pursuant to the Code, such capital loss carryforwards will expire as follows:

Not Subject to Expiration
Short-term	Long-Term	Total
$496,748	$-	$496,748

The tax character of distributions paid during the fiscal years ended November 30, 2016 and 2015 were as follows:

Distributions paid from:	2016	2015
Ordinary income	$90,921	$-
Long-term capital gains	-	-
Tax return of capital	-	-
Total distributions	$90,921	$-

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase.  For the year ended November 30, 2016 and for the year ended November 30, 2015, the Fund received $1,164 and $0, respectively, in redemption fees.
21

Advisory Research MLP & Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

Note 6 – Investment Transactions
For the year ended November 30, 2016, purchases and sales of investments, excluding short-term investments, were $10,349,201 and $6,094,834, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. With respect to Class A shares of the Fund, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. With respect to Class C shares of the Fund, the Plan provides for the payment of distribution fees at the annual rate of up to 1.00% of average daily net assets. Class I shares of the Fund do not pay any distribution fees.

For the year ended November 30, 2016, distribution fees for Class A and Class C incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

22

Advisory Research MLP & Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of November 30, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$10,808,415	$-	$-	$10,808,415
Master Limited Partnerships*	3,527,702	-	-	3,527,702
Short-Term Investments	49,989	-	-	49,989
Total Investments	$14,386,106	$-	$-	$14,386,106

*
All common stocks and master limited partnerships held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

**	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period.  There were no transfers between Levels at period end.

Note 10 – Recently Issued Accounting Pronouncements
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.
23

Advisory Research MLP & Equity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a distribution to be paid, on December 29, 2016, to shareholders of record on December 28, 2016 as follows:

	Long-Term Capital Gain	Short-Term Capital Gain	Income
Class A Shares:	$0.0000	$0.00000	$0.01265
Class C Shares:	0.0000	0.00000	0.00661
Class I Shares:	0.0000	0.00000	0.01459

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.
24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust
and Shareholders of Advisory Research MLP & Equity Fund

We have audited the accompanying statement of assets and liabilities of Advisory Research MLP & Equity Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period August 31, 2015 (commencement of operations) through November 30, 2015.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advisory Research MLP & Equity Fund as of November 30, 2016, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period August 30, 2015 through November 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 30, 2017
25

Advisory Research MLP & Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction
For the year ended November 30, 2016, 100% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as dividends received deduction available to corporate shareholders.

Qualified Dividend Income
For the year ended November 30, 2016, 100% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as qualified dividend income.

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 665-1414.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	78	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	78	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	78	None.
26

Advisory Research MLP & Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	78	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	78	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014).  Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.  Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).
			N/A	N/A
27

Advisory Research MLP & Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.
28

Advisory Research MLP & Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement
At an in-person meeting held on September 20-22, 2016, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Advisory Research, Inc. (the “Investment Advisor”) with respect to the Advisory Research MLP & Equity Fund (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below.  The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing the performance of the Fund with returns of the Alerian MLP Index (the “Index”) and a group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from its Energy Limited Partnership fund universe (the “Fund Universe”) for various periods ended June 30, 2016; and reports comparing the investment advisory fees and total expenses of the Fund with those of its Peer Group and Fund Universe.  The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement.  In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.  No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund.  The materials they reviewed indicated the Fund’s total returns for the three- and six-month periods were higher than the returns of the Index and the median returns of the Peer Group and Fund Universe. The Fund’s total return for the nine-month period was below the Index return by 9.22%, and below the Peer Group and Fund Universe median returns each by 1.87%.  The Trustees noted that the Fund has been operating for a relatively short period, and that performance over longer periods would be more meaningful.

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure.  The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.
29

Advisory Research MLP & Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Fees and Expense Ratios
With respect to the advisory fees paid by the Fund, the meeting materials indicated that the Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group median and Fund Universe median.  The Trustees also considered that the Fund’s advisory fee was lower than the advisory fee paid to the Investment Advisor by the Advisory Research MLP & Energy Income Fund (the “MLP Income Fund”), another series of the Trust that also invests in MLPs, because unlike the MLP Income Fund, the Fund does not invest in fixed income investments, derivatives or private placements; and that the Fund’s advisory fee was higher than the advisory fee paid to the Investment Advisor by the Advisory Research MLP & Energy Infrastructure Fund (the “MLP Infrastructure Fund”), another series of the Trust managed using similar strategies as the MLP Income Fund, because the MLP Infrastructure Fund has a higher minimum investment, is not a retail fund and therefore has simpler cash management issues. The Trustees also observed that the Fund’s advisory fee was higher than the advisory fee that the Investment Advisor charges its institutional clients for separately managed accounts with similar objectives and policies as the Fund, but considered that the Investment Advisor was required to oversee the Fund’s compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s other clients that are not registered under the 1940 Act.

The meeting materials indicated that the annual total expenses (net of fee waivers) paid by the Fund were lower than the Peer Group median and Fund Universe median.

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor by the Fund under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended June 30, 2016, noting that the Investment Advisor had waived its entire advisory fee and subsidized certain of the operating expenses of the Fund.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund (other than its receipt of investment advisory fees), including research received from broker-dealers providing execution services to the Fund, beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.  The Trustees considered that although there were no advisory fee breakpoints, the Fund had not realized any economies of scale, and that such economies would be considered in the future as the Fund’s assets grow.
30

Advisory Research MLP & Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusions
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement with respect to the Fund.
31

Advisory Research MLP & Equity Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2016 (Unaudited)

Expense Example
As a shareholder of the Advisory Research MLP & Equity Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution (12b-1) fees (Class A & Class C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the rows titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period
		6/1/16	11/30/16	6/1/16 – 11/30/16
Actual Performance*	Class A	$1,000.00	$1,113.20	$7.13
	Class C	1,000.00	1,109.50	11.11
	Class I	1,000.00	1,114.40	5.82
		6/1/16	11/30/16	6/1/16 – 11/30/16
Hypothetical (5% annual return before expenses)	Class A	1,000.00	1,018.25	6.81
	Class C	1,000.00	1,014.47	10.61
	Class I	1,000.00	1,019.49	5.56

*
Expenses are equal to the Fund’s annualized expense ratio of 1.35%, 2.11% and 1.10% for Class A, Class C, and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).  The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

32

Advisory Research MLP & Equity Fund
A series of Investment Managers Series Trust

Advisor
Advisory Research, Inc.
Two Prudential Plaza
180 N. Stetson Avenue, Suite 5500
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Advisory Research MLP & Equity Fund – Class A	INFJX	461 41Q 790
Advisory Research MLP & Equity Fund – Class C	INFKX	461 41Q 782
Advisory Research MLP & Equity Fund – Class I	INFEX	461 41Q 774

Privacy Principles of the Advisory Research MLP & Equity Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Advisory Research MLP & Equity Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 665-1414 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 665-1414, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (888) 665-1414. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Advisory Research MLP & Equity Fund
P.O. Box 2175
Milwaukee, WI  53201
Toll Free: (888) 665-1414

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-665-1414.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2016	FYE 11/30/2015
Audit Fees	$47,100	$45,000
Audit-Related Fees	N/A	N/A
Tax Fees	$8,400	$7,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2016	FYE 11/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2016	FYE 11/30/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	2/8/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	2/8/2017

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	2/8/2017